                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3850

Exact name of registrant as specified in charter: Delaware Group Tax-Free Fund

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: August 31

Date of reporting period: August 31, 2004

Item 1.  Reports to Stockholders





                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
FIXED INCOME                              A member of Lincoln Financial Group(R)
















Annual Report AUGUST 31, 2004
--------------------------------------------------------------------------------

              DELAWARE TAX-FREE USA FUND

              DELAWARE TAX-FREE INSURED FUND

              DELAWARE TAX-FREE USA INTERMEDIATE FUND

              DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND






















[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                              1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES


  Delaware Tax-Free USA Fund                             4

  Delaware Tax-Free Insured Fund                         6

  Delaware Tax-Free USA Intermediate Fund                8

  Delaware National High-Yield
    Municipal Bond Fund                                 10
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                             12
-----------------------------------------------------------------
SECTOR ALLOCATION                                       15
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                              19

  Statements of Operations                              35

  Statements of Changes in Net Assets                   36

  Financial Highlights                                  38

  Notes to Financial Statements                         50
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                               55
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                              56
-----------------------------------------------------------------







Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

Portfolio                                       DELAWARE NATIONAL TAX-FREE FUNDS
  MANAGEMENT REVIEW                             September 10, 2004

FUND MANAGERS
Patrick P. Coyne
Managing Director/Head of Equity Investments

Joseph R. Baxter
Senior Portfolio Manager

Robert F. Collins
Senior Portfolio Manager

Q: PLEASE DESCRIBE OVERALL BOND MARKET CONDITIONS DURING THE FISCAL YEAR.

A: During the fiscal year ended August 31, 2004, economic recovery continued, though not without uncertainty and volatility that resulted from rising oil prices, events in the Middle East, and the dollar's weakness versus other major world currencies. Also troubling the markets, the twin deficits (U.S. budget and trade) grew and are at or close to record levels. Job creation, often a spur for sustained growth, never quite reached the levels that economists expected to see well into an economic recovery.

The Federal Reserve elected to raise the fed funds target rate (the rate at which banks make short-term loans to other banks) from 1.0% as the fiscal year began to 1.5% at year's end, reflecting a conviction that economic growth is sustainable and that the current inflationary pressures are temporary.

For the municipal bond market, two-year, AAA-rated securities began the 12-month period at 1.4% and ended at 1.7% (Source: Municipal Market Data). Though short-term rates rose, those of longer-term bonds fell. For AAA-rated bonds during the fiscal-year period, those of 10-year maturities began at 3.9% and ended at 3.5% while 30-year issues started at 5.0% and concluded at 4.7%.

In 2004, the yield curve flattened. The difference in yield between two-year and 30-year, AAA-rated municipal bonds began the year at 3.6% and ended the year at 2.9%. Interestingly, this was a "bull-flattening." Short rates rose in sympathy with the Federal Reserve tightening, but rates for bonds in the intermediate and long maturities fell (recall that bond yields and prices are inversely related - prices rise as yields fall). The markets seem to be indicating that the Federal Reserve is correct in asserting that the inflation pressures were transitory. Normally, in a Federal Reserve tightening, long rates would rise, but less than those of short rates, resulting in what is termed a "bear-flattening."

The difference in yield between municipal and Treasury bonds saw little change. Among two-year issues, the AAA-rated general obligation municipal bond yield began the 12-month period at 72.7% of like-maturity Treasuries and ended the period at 71.7%. Among 30-year issues, the yield difference began the fiscal year at 96.4% and ended at 95.1%.

10-year bonds, however, showed more significant relative yield movement, with the municipal-to-Treasury bond yield difference moving from 88.8% at the period's beginning to 84.8% at its end. The change was likely driven by non-traditional buyers - including hedge funds, arbitrage accounts, and taxable accounts - purchasing municipal bonds which are typically less sensitive to interest rate changes, as a hedge against the expectation that rates would rise.

Credit quality, which deteriorated in the prior fiscal year, showed signs of recovery. Many states experienced increased revenues, although low employment numbers could impede that progress in the future. Improving credit conditions contributed to the narrowing yield difference of bonds with different credit ratings; the "spread" between AAA- and BBB-rated municipal bonds shrank by 0.2% between January 1 and August 31, 2004. Also contributing to the narrowing spread was investors' desire to "reach" for yield. With overall market yields at such low levels, investors seek ways to maintain income levels. One way to add yield is to add credit risk. This increased demand for lower-quality bonds lowered the yield of these securities relative to higher-grade bonds.

Debt supply was good during the fiscal year, though trending down from the record paces of 2002 and 2003 when new issue bonds in the amounts of $359 and $383 billion, respectively, came to market. Between January 1 and August 31, 2004, about $265 billion in new debt was issued, a decrease of approximately nine percent from 2003's rate. The drop was likely due to healthier state balance sheets - states issue less debt when they have more cash - and to a 24 percent drop in refinancing, as most states have already restructured debt where it made sense to do so.

DELAWARE TAX-FREE USA FUND

Q: HOW DID DELAWARE TAX-FREE USA FUND PERFORM DURING THE FISCAL YEAR?
A: Delaware Tax-Free USA Fund appreciated +7.54% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2004. The Fund outperformed both its peer group, as represented by the 304 funds of the Lipper General Municipal Debt Funds Average, which returned +6.44% (Source:
Lipper Inc.) and its benchmark, the Lehman Brothers Municipal Bond Index, which returned +7.11%*.

Q: WHAT CONTRIBUTED TO FUND PERFORMANCE?
A: Our position in California debt, which made up 7.0% of the Fund's net assets, made a large, positive contribution to performance for the 12-month period. The state's general obligation bonds, which were upgraded by each rating service during the year, performed well, as did securities that combined California's tobacco settlement with an underlying appropriations budget safeguard. We continued to avoid bonds backed only by state tobacco settlements, as these securities are volatile and carry substantial litigation risk.

We generally took a conservative approach when selecting investments for the Fund, keeping a greater relative weighting in short-term securities. While the Fund held 1.35% and 1.61%; respectively, of net assets in short-term investments at the beginning and end of the fiscal year, that amount was higher at various times throughout the 12-month period.

Duration, which is calculated in years, is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. We elected to decrease the Fund's duration along with that of the overall market, from 8.7 years to 6.6 years, during the 12-month period. Looking forward, we intend to focus on buying securities with solid fundamentals at attractive prices.

Q: WHAT DETRACTED FROM FUND PERFORMANCE?
A: A longer duration in July and August would have improved Fund performance. Even so, we welcomed the flexibility offered by shorter-term investments. Moving forward, we may increase duration as market opportunities warrant.

DELAWARE TAX-FREE INSURED FUND

Q: HOW DID DELAWARE TAX-FREE INSURED FUND PERFORM DURING THE FISCAL YEAR?
A: Delaware Tax-Free Insured Fund gained +6.55% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2004, outperforming its peer group, as represented by the 50 funds of the Lipper Insured Municipal Debt Funds Average, which returned +6.07% (Source: Lipper Inc.). However, the Fund underperformed the +7.11% return of its benchmark, the Lehman Brothers Municipal Bond Index.*

Q: WHAT CONTRIBUTED TO FUND PERFORMANCE?
A: Favorable security analysis and selection contributed to Fund performance. We particularly benefited from holdings in California's combined tobacco settlement and appropriations fund bonds. Puerto Rico securities, which we acquired when supply was good and prices attractive, also performed well, with prices rising when supply decreased.

The Fund also benefited from our decision to increase the allocation to mid-investment grade bonds for the 20 percent of portfolio net assets allowed to be held in uninsured securities. As municipal bond credit quality spreads narrowed during the 12-month period, these purchases turned in favorable performances.

Some of the Fund's bonds came due at a time when interest rates were rising, and we were able to reinvest a portion of those proceeds at higher interest rates. Fund duration went from 6.9 years to 6.4 years during the 12-month period, a relatively small change that reflected market forces. Duration, which is calculated in years, is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

Q: WHAT DETRACTED FROM FUND PERFORMANCE?
A: The Fund would have benefited from more opportunities to invest at rising interest rates. We expect rates to rise in the coming fiscal year and will be searching for opportunities to invest in sound securities at attractive prices.



*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

DELAWARE TAX-FREE USA INTERMEDIATE FUND

Q: HOW DID DELAWARE TAX-FREE USA INTERMEDIATE FUND PERFORM DURING THE FISCAL
YEAR?
A: Delaware Tax-Free USA Intermediate Fund gained +7.36% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2004. The Fund outperformed both its peer group, the 150 funds representing the Lipper Intermediate Municipal Debt Funds Average, which returned +5.06% (Lipper Inc.) and its benchmark, the Merrill Lynch 3-7 Year Municipal Bond Index, which returned +4.76%.*

Q: WHAT CONTRIBUTED TO FUND PERFORMANCE?
A: The Fund experienced an influx of new money during the 12-month period, rising from $66 million as of August 31, 2003 to $98 million six months later and ending the fiscal year period in excess of $100 million.

We invested these new assets across a variety of sectors and states within the municipal bond market, maintaining cash in short-term investments when solid, well-priced debt was not available. Both California general obligation bonds and those backed by a combination of tobacco settlement payments and the state's appropriation budget performed well during the fiscal year. A strategic addition of Puerto Rico bonds in the spring, when prices were relatively attractive due to heavy new issuance of territorial debt, paid off handsomely. Spreads between Puerto Rico bonds and general market debt have since narrowed.

Duration, which is calculated in years, is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. The Fund's duration moved modestly shorter during the fiscal year, from 5.79 years to 5.73 years. Intermediate-term municipal bond funds were generally less affected by the overall market move toward shorter durations than were longer-maturity funds.

Q: WHAT DETRACTED FROM FUND PERFORMANCE?
A: During the reporting period we increased our exposure to AAA-rated debt and reduced our holdings in BBB-rated debt. The yield difference between higher- and lower-rated bonds of investment-grade quality contracted during the fiscal year, and the BBB-rated securities we sold during the period went on to perform well. Still, we believe our increased exposure to AAA-rated debt reflected our continued search for high-quality investments at attractive prices.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

Q: HOW DID DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND PERFORM DURING THE FISCAL YEAR?
A: Delaware National High-Yield Municipal Bond Fund appreciated +8.13% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2004. The Fund outperformed its peer group, the Lipper High-Yield Municipal Debt Funds Average, which returned +7.43% (Lipper Inc.). The Fund also outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned +7.11%.*

Q: WHAT CONTRIBUTED TO FUND PERFORMANCE?
A: Security selection largely drove Fund performance for the 12-month period. California bonds, both general obligations issues and those backed by a combination of tobacco settlement money and state appropriation funds, performed well. California experienced credit upgrades in general since installing a new governor, and the state addressed its liquidity crunch with a voter approved debt package. We have continued to exercise caution, as we are not convinced that all of the state's financial problems have been solved, there still being structural imbalances in the State's forward budgets.

Debt of Puerto Rico, which we bought when supply was abundant and prices relatively low, boosted Fund performance, as the prices of these bonds increased with dwindling supply.

Performance also benefited from our decisions to avoid bonds backed solely by tobacco settlement money and to be underweighted in the airline sector. Tobacco bonds have proven to be extremely volatile and are subject to litigation risk. The legacy airlines have struggled for years to compete with low-cost carriers and are now under additional pressure from high fuel prices.

The Fund's duration dropped from 7.3 years to 5.2 years during the 12-month period, largely following market forces. Duration, which is calculated in years, is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

Q: WHAT MAY HAVE DETRACTED FROM FUND PERFORMANCE?
A: In managing Delaware National High-Yield Municipal Bond Fund, we believed we were at times more conservative than our competitors in selecting securities. Though this may have detracted from performance during this fiscal year, we believe that our careful bond selection process is a long-term asset to the Fund.

DELAWARE
     TAX-FREE USA FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free USA Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.


FUND PERFORMANCE

Average Annual Total Returns
Through August 31, 2004                                       Lifetime    10 Years    Five Years   One Year
------------------------------------------------------------------------------------------------------------
Class A (Est. 1/11/84)
Excluding Sales Charge                                         +7.91%      +5.25%       +6.28%      +7.54%
Including Sales Charge                                         +7.67%      +4.76%       +5.31%      +2.66%
------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                         +4.59%      +4.57%       +5.45%      +6.71%
Including Sales Charge                                         +4.59%      +4.57%       +5.21%      +2.71%
------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                         +4.07%                   +5.45%      +6.71%
Including Sales Charge                                         +4.07%                   +5.45%      +5.71%
------------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Fund beginning August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

DELAWARE
    TAX-FREE USA FUND

FUND BASICS
As of August 31, 2004

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$484.37 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
132

--------------------------------------------------------------------------------
FUND START DATE:
January 11, 1984
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Patrick Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

Joseph R. Baxter is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

Robert F. Collins is a graduate of Ursinus College where he earned his undergraduate degree in economics. Prior to joining Delaware Investments in 2004, he co-managed the municipal portfolio management group of PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, he headed the municipal fixed-income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DMTFX
Class B  DTFCX
Class C  DUSCX


PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1994 through August 31, 2004

                                [CHART OMITTED]

DELAWARE TAX-FREE USA FUND (CLASS A)
Fiscal years ended Aug 31
Inception date = 1/11/84

        The Fund versus its benchmark, the
       LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                     FUND          B/M Index
                  Beginning value: Aug 31, 1994     $ 9,548         $10,000
                                           1995     $10,192         $10,886
                                           1996     $10,387         $11,456
                                           1997     $11,196         $12,514
                                           1998     $12,077         $13,597
                                           1999     $11,726         $13,665
                                           2000     $12,324         $14,590
                                           2001     $13,581         $16,077
                                           2002     $14,242         $17,080
                                           2003     $14,788         $17,617
                     Ending value: Aug 31, 2004     $15,902         $18,869

Chart assumes $10,000 invested on August 31, 1994 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect beginning August 1, 2001. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

DELAWARE
     TAX-FREE INSURED FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Insured Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.


FUND PERFORMANCE

Average Annual Total Returns
Through August 31, 2004                                       Lifetime    10 Years    Five Years   One Year
------------------------------------------------------------------------------------------------------------
Class A (Est. 3/25/85)
Excluding Sales Charge                                         +6.97%      +5.46%       +6.10%      +6.55%
Including Sales Charge                                         +6.71%      +4.97%       +5.12%      +1.78%
------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                         +4.84%      +4.78%       +5.27%      +5.72%
Including Sales Charge                                         +4.84%      +4.78%       +5.03%      +1.72%
------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                         +4.30%                   +5.27%      +5.72%
Including Sales Charge                                         +4.30%                   +5.27%      +4.72%
------------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

DELAWARE
    TAX-FREE INSURED FUND

FUND BASICS
As of August 31, 2004

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$63.12 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
44

--------------------------------------------------------------------------------
FUND START DATE:
March 25, 1985
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Patrick P. Coyne
Joseph R. Baxter
Robert F. Collins

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DMFIX
Class B  DTXBX
Class C  DTXCX
--------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1994 through August 31, 2004


                               [GRAPHIC OMITTED]

DELAWARE TAX-FREE INSURED FUND  (CLASS A)
Fiscal years ended Aug 31
Inception date = 3/25/85

        The Fund versus its benchmark, the
       LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                  FUND           B/M Index
              Beginning value: Aug 31, 1994     $ 9,549           $10,000
                                       1995     $10,154           $10,886
                                       1996     $10,548           $11,456
                                       1997     $11,399           $12,514
                                       1998     $12,248           $13,597
                                       1999     $12,065           $13,665
                                       2000     $12,729           $14,590
                                       2001     $14,041           $16,077
                                       2002     $14,782           $17,080
                                       2003     $15,229           $17,617
                 Ending value: Aug 31, 2004     $16,226           $18,869

Chart assumes $10,000 invested on August 31, 1994 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

DELAWARE
    TAX-FREE USA INTERMEDIATE FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free USA Intermediate Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

FUND PERFORMANCE

Average Annual Total Returns
Through August 31, 2004                                       Lifetime    10 Years   Five Years   One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 1/7/93)
Excluding Sales Charge                                         +5.94%      +5.74%       +6.49%      +7.36%
Including Sales Charge                                         +5.69%      +5.45%       +5.90%      +4.42%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                         +5.38%      +5.29%       +5.58%      +6.36%
Including Sales Charge                                         +5.38%      +5.29%       +5.58%      +4.36%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                         +4.70%                   +5.60%      +6.45%
Including Sales Charge                                         +4.70%                   +5.60%      +5.45%
-----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Intermediate Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

 A portion of the
income from tax-exempt funds may be subject to the alternative minimum tax.

DELAWARE
    TAX-FREE USA INTERMEDIATE FUND

FUND BASICS
As of August 31, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$100.39 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
95

--------------------------------------------------------------------------------
FUND START DATE:
January 7, 1993
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Patrick P. Coyne
Joseph R. Baxter
Robert F. Collins
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DMUSX
Class B  DUIBX
Class C  DUICX
--------------------------------------------------------------------------------




PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1994 through August 31, 2004



                               [GRAPHIC OMITTED]


DELAWARE TAX-FREE USA INTERMEDIATE FUND (A)
Fiscal years ended Aug 31
Inception date = 1/7/93

        The Fund versus its benchmark, the
    ERRILL LYNCH 3 - 7 YEAR MUNICIPAL BOND INDEX
                                            FUND              B/M Index
         Beginning value: Aug 31, 1994     $ 9,727             $10,000
                                  1995     $10,352             $10,679
                                  1996     $10,819             $11,073
                                  1997     $11,530             $11,771
                                  1998     $12,362             $12,593
                                  1999     $12,399             $12,894
                                  2000     $13,102             $13,577
                                  2001     $14,414             $14,912
                                  2002     $15,227             $15,910
                                  2003     $15,822             $16,529
            Ending value: Aug 31, 2004     $16,986             $17,315

Chart assumes $10,000 invested on August 31, 1994 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch 3-7 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

DELAWARE
    NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware National High-Yield Municipal Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

FUND PERFORMANCE

Average Annual Total Returns
Through August 31, 2004                                      Lifetime    10 Years    Five Years   One Year
------------------------------------------------------------------------------------------------------------
Class A (Est. 9/22/86)
Excluding Sales Charge                                         +6.84%      +5.97%       +4.86%      +8.13%
Including Sales Charge                                         +6.56%      +5.48%       +3.89%      +3.25%
Class B (Est. 12/18/96)
Excluding Sales Charge                                         +4.54%                   +4.05%      +7.20%
Including Sales Charge                                         +4.54%                   +3.80%      +3.20%
Class C (Est. 5/26/97)
Excluding Sales Charge                                         +4.39%                   +4.06%      +7.19%
Including Sales Charge                                         +4.39%                   +4.06%      +6.19%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware National High-Yield Municipal Bond Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

DELAWARE
    NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

FUND BASICS
As of August 31, 2004

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$76.03 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
75

--------------------------------------------------------------------------------
FUND START DATE:
September 22, 1986

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Patrick P. Coyne
Joseph R. Baxter
Robert F. Collins
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  CXHYX
Class B  DVNYX
Class C  DVHCX
--------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1994 through August 31, 2004

                               [GRAPHIC OMITTED]

DELAWARE NATIONAL H.Y. MUNI BOND FUND (A)
Fiscal years ended Aug 31
Inception date = 9/2/86

    The Fund versus its benchmark, the
   LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                      FUND           B/M Index
                   Beginning value: Aug 31, 1994    $  9,548         $ 10,000
                                            1995    $ 10,290         $ 10,886
                                            1996    $ 11,032         $ 11,456
                                            1997    $ 12,159         $ 12,514
                                            1998    $ 13,271         $ 13,597
                                            1999    $ 13,414         $ 13,665
                                            2000    $ 13,660         $ 14,590
                                            2001    $ 14,865         $ 16,077
                                            2002    $ 15,251         $ 17,080
                                            2003    $ 15,728         $ 17,617
                      Ending value: Aug 31, 2004    $ 17,008         $ 18,869

Chart assumes $10,000 invested on August 31, 1994 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

DISCLOSURE                       For the period March 1, 2004 to August 31, 2004
   OF FUND EXPENSES

As a shareholder of a fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2004 to August 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers, in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, "Expenses Paid During the Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/366 (to reflect the one-half year period).

DELAWARE TAX-FREE USA FUND(1)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                          Beginning     Ending       Annualized    Expenses
                                                           Account      Account        Expense    Paid During
                                                            Value        Value          Ratio       Period
                                                            3/1/04      8/31/04                    3/1/04 to
                                                                                                    8/31/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,002.20         0.87%      $4.38
Class B                                                     1,000.00      998.30         1.65%       8.29
Class C                                                     1,000.00      998.30         1.65%       8.29
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.57         0.87%      $4.43
Class B                                                     1,000.00    1,016.60         1.65%       8.40
Class C                                                     1,000.00    1,016.60         1.65%       8.40
---------------------------------------------------------------------------------------------------------------

(1) Effective November 1, 2004, the Fund's manager increased contractual expense waivers in effect for the Fund, causing the expenses paid by the Fund to decrease. Had the new expense waivers been in effect during the period, the Fund's expense analysis would be as follows:

                                                          Beginning     Ending       Annualized    Expenses
                                                           Account      Account        Expense    Paid During
                                                            Value        Value          Ratio       Period
                                                            3/1/04      8/31/04                    3/1/04 to
                                                                                                    8/31/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,002.35         0.84%      $4.23
Class B                                                     1,000.00      998.45         1.62%       8.14
Class C                                                     1,000.00      998.45         1.62%       8.14
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.72         0.84%      $4.28
Class B                                                     1,000.00    1,016.75         1.62%       8.25
Class C                                                     1,000.00    1,016.75         1.62%       8.25
---------------------------------------------------------------------------------------------------------------

In each case, "Expenses Paid During the Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/366 (to reflect the one-half year period).

DELAWARE TAX-FREE INSURED FUND(1)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                          Beginning     Ending       Annualized    Expenses
                                                           Account      Account        Expense    Paid During
                                                            Value        Value          Ratio       Period
                                                            3/1/04      8/31/04                    3/1/04 to
                                                                                                    8/31/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,002.60         0.93%      $4.68
Class B                                                     1,000.00      998.70         1.71%       8.59
Class C                                                     1,000.00      998.70         1.71%       8.59
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.27         0.93%      $4.73
Class B                                                     1,000.00    1,016.30         1.71%       8.70
Class C                                                     1,000.00    1,016.30         1.71%       8.70
---------------------------------------------------------------------------------------------------------------

(1) Effective November 1, 2004, the Fund's manager increased contractual expense waivers in effect for the Fund, causing the expenses paid by the Fund to decrease. Had the new expense waivers been in effect during the period, the Fund's expense analysis would be as follows:

                                                          Beginning     Ending       Annualized    Expenses
                                                           Account      Account        Expense    Paid During
                                                            Value        Value          Ratio       Period
                                                            3/1/04      8/31/04                    3/1/04 to
                                                                                                    8/31/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,002.80         0.89%      $4.48
Class B                                                     1,000.00      998.90         1.67%       8.39
Class C                                                     1,000.00      998.90         1.67%       8.39
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.47         0.89%      $4.53
Class B                                                     1,000.00    1,016.50         1.67%       8.50
Class C                                                     1,000.00    1,016.50         1.67%       8.50
---------------------------------------------------------------------------------------------------------------

In each case, "Expenses Paid During the Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/366 (to reflect the one-half year period).


DELAWARE TAX-FREE USA INTERMEDIATE FUND(2)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                          Beginning     Ending       Annualized    Expenses
                                                           Account      Account        Expense    Paid During
                                                            Value        Value          Ratio       Period
                                                            3/1/04      8/31/04                    3/1/04 to
                                                                                                    8/31/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,006.60         0.80%      $4.04
Class B                                                     1,000.00    1,001.40         1.65%       8.30
Class C                                                     1,000.00    1,002.30         1.65%       8.30
---------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                                                    $1,000.00   $1,020.93         0.80%      $4.07
Class B                                                     1,000.00    1,016.60         1.65%       8.40
Class C                                                     1,000.00    1,016.60         1.65%       8.40
---------------------------------------------------------------------------------------------------------------

(2) Effective November 1, 2004, the Fund's manager increased contractual expense waivers in effect for the Fund, causing the expenses paid by the Fund to decrease. Had the new expense waivers been in effect during the period, the Fund's expense analysis would be as follows:

                                                          Beginning     Ending       Annualized    Expenses
                                                           Account      Account        Expense    Paid During
                                                            Value        Value          Ratio       Period
                                                            3/1/04      8/31/04                    3/1/04 to
                                                                                                    8/31/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,006.86         0.75%      $3.78
Class B                                                     1,000.00    1,001.66         1.60%       8.05
Class C                                                     1,000.00    1,002.56         1.60%       8.05
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,021.18         0.75%      $3.82
Class B                                                     1,000.00    1,016.86         1.60%       8.14
Class C                                                     1,000.00    1,016.86         1.60%       8.14
---------------------------------------------------------------------------------------------------------------

In each case, "Expenses Paid During the Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/366 (to reflect the one-half year period).


DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND(1)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                          Beginning     Ending       Annualized    Expenses
                                                           Account      Account        Expense    Paid During
                                                            Value        Value          Ratio       Period
                                                            3/1/04      8/31/04                    3/1/04 to
                                                                                                    8/31/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,014.40         1.00%      $5.06
Class B                                                     1,000.00    1,009.50         1.75%       8.84
Class C                                                     1,000.00    1,009.50         1.75%       8.84
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,019.91         1.00%      $5.09
Class B                                                     1,000.00    1,016.09         1.75%       8.91
Class C                                                     1,000.00    1,016.09         1.75%       8.91
---------------------------------------------------------------------------------------------------------------

(1) Effective November 1, 2004, the Fund's manager increased contractual expense waivers in effect for the Fund, causing the expenses paid by the Fund to decrease. Had the new expense waivers been in effect during the period, the Fund's expense analysis would be as follows:

                                                          Beginning     Ending       Annualized    Expenses
                                                           Account      Account        Expense    Paid During
                                                            Value        Value          Ratio       Period
                                                            3/1/04      8/31/04                    3/1/04 to
                                                                                                    8/31/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,014.90         0.90%      $4.56
Class B                                                     1,000.00    1,010.00         1.65%       8.33
Class C                                                     1,000.00    1,010.00         1.65%       8.33
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.42         0.90%      $4.58
Class B                                                     1,000.00    1,016.60         1.65%       8.40
Class C                                                     1,000.00    1,016.60         1.65%       8.40
---------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                         As of August 31, 2004
        DELAWARE TAX-FREE USA FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings, as a percent of total net assets, and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
--------------------------------------------------------------------------
MUNICIPAL BONDS                                                97.13%
--------------------------------------------------------------------------
Airline Revenue Bonds                                           2.12%
Airport Revenue Bonds                                           1.63%
City General Obligation Bonds                                   3.53%
Continuing Care/Retirement Revenue Bonds                        2.02%
Corporate Backed Revenue Bonds                                  5.36%
Dedicated Tax & Fees Revenue Bonds                              2.97%
Escrowed to Maturity Bonds                                      5.51%
Higher Education Revenue Bonds                                  9.88%
Hospital Revenue Bonds                                         12.44%
Investor Owned Utilities Revenue Bonds                         14.55%
Miscellaneous Revenue Bonds                                     0.66%
Multi Family Housing Revenue Bonds                              0.59%
Municipal Lease Revenue Bonds                                   5.91%
Pre-Refunded Bonds                                              4.75%
Public Utility District Revenue Bonds                           3.19%
Recreational Area Revenue Bonds                                 0.24%
School District General Obligation Bonds                        0.50%
Single Family Housing Revenue Bonds                             0.50%
State General Obligation Bonds                                  1.07%
Territorial General Obligation Bonds                            1.95%
Territorial Revenue Bonds                                       8.75%
Turnpike/Toll Road Revenue Bonds                                5.78%
Water & Sewer Revenue Bonds                                     3.23%
--------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES                                      1.61%
--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.74%
--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.26%
--------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------

SECTOR ALLOCATION                                         As of August 31, 2004
    DELAWARE TAX-FREE INSURED FUND

The following chart lists the Fund's categories of portfolio holdings, as a percent of total net assets, and is provided in compliance with such requirement.

                                                           PERCENTAGE
SECTOR                                                    OF NET ASSETS
--------------------------------------------------------------------------
MUNICIPAL BONDS                                                94.58%
--------------------------------------------------------------------------
Airport Revenue Bonds                                           4.08%
City General Obligation Bonds                                   7.95%
Continuing Care/Retirement Revenue Bonds                        2.00%
Corporate Backed Revenue Bonds                                  1.23%
Dedicated Tax & Fees Revenue Bonds                              1.89%
Higher Education Revenue Bonds                                 10.20%
Hospital Revenue Bonds                                          6.47%
Investor Owned Utilities Revenue Bonds                         14.97%
Multi Family Housing Revenue Bonds                              9.82%
Municipal Lease Revenue Bonds                                   6.23%
Political Subdivision General Obligation Bonds                  0.95%
Pre-Refunded Bonds                                              2.53%
Public Utility District Revenue Bonds                           5.34%
School District General Obligation Bonds                        3.75%
Single Family Housing Revenue Bonds                             1.36%
Territorial General Obligation Bonds                            1.86%
Territorial Revenue Bonds                                       9.64%
Turnpike/Toll Road Revenue Bonds                                2.65%
Water & Sewer Revenue Bonds                                     1.66%
--------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES                                      3.65%
--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.23%
--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.77%
--------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------

SECTOR ALLOCATION                                        As of August 31, 2004
     DELAWARE TAX-FREE USA INTERMEDIATE FUND

The following chart lists the Fund's categories of portfolio holdings, as a percent of total net assets, and is provided in compliance with such requirement.

                                                           PERCENTAGE
SECTOR                                                    OF NET ASSETS
--------------------------------------------------------------------------
MUNICIPAL BONDS                                                92.42%
--------------------------------------------------------------------------
Airport Revenue Bonds                                           2.18%
City General Obligation Bonds                                   3.79%
Corporate Backed Revenue Bonds                                  8.12%
Dedicated Tax & Fees Revenue Bonds                              1.68%
Escrowed to Maturity Bonds                                      0.22%
Higher Education Revenue Bonds                                 15.57%
Hospital Revenue Bonds                                         14.36%
Investor Owned Utilities Revenue Bonds                          8.26%
Miscellaneous Revenue Bonds                                     2.13%
Municipal Lease Revenue Bonds                                   5.36%
Political Subdivision General Obligation Bonds                  3.23%
Ports & Harbors Revenue Bonds                                   0.55%
Pre-Refunded Bonds                                              3.25%
Public Power Revenue Bonds                                      4.03%
Recreational Area Revenue Bonds                                 1.06%
School District General Obligation Bonds                        3.49%
State General Obligation Bonds                                  3.05%
Territorial General Obligation Bonds                            1.12%
Territorial Revenue Bonds                                       5.36%
Transportation Revenue Bonds                                    1.11%
Turnpike/Toll Road Revenue Bonds                                2.18%
Water & Sewer Revenue Bonds                                     2.32%
--------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES                                      5.48%
--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               97.90%
--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 2.10%
--------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------

SECTOR ALLOCATION                                         As of August 31, 2004
    DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

The following chart lists the Fund's categories of portfolio holdings, as a percent of total net assets, and is provided in compliance with such requirement.


                                                            PERCENTAGE
SECTOR                                                    OF NET ASSETS
--------------------------------------------------------------------------
MUNICIPAL BONDS                                                97.32%
--------------------------------------------------------------------------
Airline Revenue Bonds                                           1.58%
Airport Revenue Bonds                                           3.32%
Continuing Care/Retirement Revenue Bonds                       11.09%
Corporate-Backed Revenue Bonds                                 11.11%
Dedicated Tax & Fees Revenue Bonds                              3.28%
Escrowed to Maturity Bonds                                      0.54%
Higher Education Revenue Bonds                                 19.76%
Hospital Revenue Bonds                                         13.48%
Investor Owned Utilities Revenue Bonds                         10.99%
Miscellaneous Revenue Bonds                                     2.26%
Municipal Lease Revenue Bonds                                   5.46%
Political Subdivision General Obligation Bonds                  1.49%
Pre-Refunded Bonds                                              8.25%
Recreational Area Revenue Bonds                                 1.05%
School Revenue Bonds                                            1.30%
Tax Increment/Special Assessment Bonds                          2.36%
--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               97.32%
--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 2.68%
--------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------

STATEMENTS                                    Delaware Tax-Free USA Fund
    OF NET ASSETS                             August 31, 2004

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS - 97.13%
Airline Revenue Bonds - 2.12%
 Kenton County, Kentucky Airport
  Board Revenue (Delta Airlines, Inc.)
 Series A 7.50% 2/1/12 (AMT)                           $ 5,000,000   $ 3,496,400
 Minneapolis/St. Paul, Minnesota
  Metropolitan Airports Commission
  Special Facilities Revenue
  (Northwest Airlines, Inc. Project)
  Series A 7.00% 4/1/25 (AMT)                            1,300,000     1,082,328
 New Jersey Economic Development
  Authority Special Facility Revenue
  (Continental Airlines, Inc. Project)
  6.25% 9/15/29 (AMT)                                    5,000,000     3,661,750
 Tulsa, Oklahoma Municipal Airport
  Trust Revenue (American Airlines Corp.)
  7.35% 12/1/11                                          2,250,000     2,030,580
                                                                     -----------
                                                                      10,271,058
                                                                     -----------
Airport Revenue Bonds - 1.63%
 Capital Trust Agency Florida Revenue
  (Orlando/Cargo Project)
  6.75% 1/1/32 (AMT)                                     2,000,000     1,882,620
 Grapevine, Texas Industrial Development
  Corporate Revenue
  (Air Cargo) 6.50% 1/1/24 (AMT)                           920,000       942,880
 Houston, Texas Industrial Development
  Corporate Revenue
  (Air Cargo) 6.375% 1/1/23 (AMT)                        2,000,000     2,030,740
 Metropolitan Washington D.C. Airport
  Authority System Series A
  5.25% 10/1/32 (FGIC) (AMT)                             3,000,000     3,057,840
                                                                     -----------
                                                                       7,914,080
                                                                     -----------
City General Obligation Bonds - 3.53%
 New York City, New York
  Series H 6.125% 8/1/25                                 4,960,000     5,434,077
  Series I 5.125% 3/1/23                                 5,875,000     6,079,509
  Series J 5.25% 6/1/28                                  5,400,000     5,584,410
                                                                     -----------
                                                                      17,097,996
                                                                     -----------
Continuing Care/Retirement Revenue Bonds - 2.02%
 Cass County, North Dakota Health
  Facilities Revenue
  (Catholic Health-Villa Nazareth Project)
  6.25% 11/15/14                                         1,000,000     1,008,930
 Colorado Health Facilities Authority
  Revenue (Evangelical Lutheran)
  Series A 5.25% 6/1/34                                  3,000,000     2,974,740
+Delaware County, Pennsylvania Authority
  Revenue (Main Line & Haverford
  Nursing and Rehabilitation Center)
  9.00% 8/1/22                                           1,860,000     1,128,983
 Gainesville & Hall County, Georgia
  Development Authority Revenue
  (Lanier Village Estates Project)
  Series C 7.25% 11/15/29                                1,000,000     1,062,140
 Lucas County, Ohio Health Care
  Facility Revenue
  (Sunset Retirement Communities)
  Series A 6.625% 8/15/30                                2,000,000     2,082,720

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Continuing Care/Retirement Revenue Bonds (continued)
 Waukesha, Wisconsin Housing Authority
  (Westgrove Woods) Series A
  6.00% 12/1/31 (GNMA) (AMT)                             $1,500,000  $ 1,539,630
                                                                     -----------
                                                                       9,797,143
                                                                     -----------
Corporate Backed Revenue Bonds - 5.36%
 Alliance, Texas Airport Authority Special
  Facilities Revenue
  (Federal Express Corp. Project)
  6.375% 4/1/21 (AMT)                                     2,000,000    2,093,620
 Ashland, Kentucky Sewer & Solid
  Waste Revenue
  (Ashland, Inc. Project)
  7.125% 2/1/22 (AMT)                                     5,000,000    5,157,850
 Cloquet, Minnesota Pollution Control
  Revenue (Potlatch Corp.)
  5.90% 10/1/26                                           1,695,000    1,692,610
+Columbus, Kansas Industrial Revenue
  (ACE Electrical Acquisition)
  7.00% 8/1/17 (AMT)                                        800,000      200,000
 Indianapolis, Indiana Airport
  Authority Revenue
  (Federal Express Corp. Project)
  5.10% 1/15/17                                           2,000,000    2,062,920
 Pennsylvania Economic Development
  Financing Authority Wastewater
  Treatment Revenue
  (Sun Co., Inc. -R & M Project)
  Series A 7.60% 12/1/24 (AMT)                            5,000,000    5,163,750
 Phenix County, Alabama Industrial
  Development Board Environmental
  Improvement Revenue
  (Mead Westvaco Corporation Project)
  Series A 6.35% 5/15/35 (AMT)                            3,000,000    3,142,770
 Puerto Rico Industrial, Medical &
  Environmental Pollution Control
  Facilities Financing Authority Revenue
  (PepsiCo, Inc. Project) 6.25% 11/15/13                  1,250,000    1,306,500
 Richmond County, Georgia Development
  Authority Environmental Improvement
  Revenue (International Paper Co.)
  Series B 5.95% 11/15/25 (AMT)                           5,000,000    5,146,850
                                                                     -----------
                                                                      25,966,870
                                                                     -----------
Dedicated Tax & Fees Revenue Bonds - 2.97%
 Bi-State Development Agency
  Missouri, Illinois Metropolitan District
  (Metrolink Cross County Project)
  Series B 5.00% 10/1/32 (FSA)                            2,000,000    2,046,540
 New York City, New York Transitional
  Finance Authority Series D
  5.00% 2/1/31                                            5,000,000    5,059,750
 Southeast Wisconsin Professional
  Baseball Park District Sales Tax Revenue
  Series A 5.50% 12/15/26 (MBIA)                          5,500,000    6,222,480
 Truth or Consequences, New Mexico
  Gross Receipts Tax Revenue
  6.30% 7/1/16                                            1,000,000    1,036,700
                                                                     -----------
                                                                      14,365,470
                                                                     -----------

STATEMENTS                                          Delaware Tax-Free USA Fund
   OF NET ASSETS (CONTINUED)



                                                        Principal       Market
                                                          Amount        Value

MUNICIPAL BONDS (continued)
Escrowed to Maturity Bonds - 5.51%
 Louisiana Public Facilities Authority
  Hospital Revenue
 (Southern Baptist Hospital, Inc.)
  8.00% 5/15/12                                       $ 6,135,000    $ 7,370,221
 Oklahoma State Turnpike Authority
  Revenue (First Senior)
  6.00% 1/1/22                                         13,535,000     16,446,784
 Virgin Islands Public Finance Authority
  Revenue Series A 7.30% 10/1/18                        2,200,000      2,891,966
                                                                     -----------
                                                                      26,708,971
                                                                     -----------
Higher Education Revenue Bonds - 9.88%
 California Educational Facilities Authority
  Revenue (University of South California)
  Series A 5.00% 10/1/33                                8,000,000      8,153,440
 Illinois Educational Facilities Authority
  Student Housing Revenue
  (Educational Advancement Fund-
  University Center Project) 6.25% 5/1/30               5,000,000      5,201,150
 Maryland State Economic Development
  Corporation, Student Housing Revenue
  (University of Maryland College
  Park Project) 5.625% 6/1/35                           1,125,000      1,153,316
 Massachusetts State Health & Educational
  Facilities Authority Revenue
  (Nichols College Project) Series C
  6.00% 10/1/17                                         1,000,000      1,046,540
  6.125% 10/1/29                                        1,400,000      1,423,198
 Middlesex County, New Jersey
  Improvement Authority Revenue
  (Street Student Housing Project)
  Series A 5.00% 8/15/35                                1,000,000        991,720
 Milledgeville-Baldwin County, Georgia
  Development Authority Revenue
  (Georgia College & State University
  Foundation) 6.00% 9/1/33                              1,000,000      1,058,130
 New Hampshire Higher Educational &
  Health Facilities Authority Revenue
  (New Hampton School Issue)
  5.375% 10/1/28                                        3,070,000      2,856,543
 New Jersey State Educational Facilities
  Authority Revenue
  (Stevens Institute of Technology)
  Series B 5.25% 7/1/24                                 2,085,000      2,148,655
++New York State Dormitory Authority
  Revenues (Drivers-107) Inverse Floater
  11.883% 5/15/15 (MBIA)                               10,500,000     14,497,035
 Payne County, Oklahoma Economic
  Development Authority Student
  Housing Revenue
  (Collegiate Housing Foundation-
  Oklahoma State University)
  Series A 6.375% 6/1/30                                4,000,000      4,755,120
 University of California Revenues
  Series A 5.00% 5/15/33 (AMBAC)                        3,500,000      3,567,795
 Vermont University & State Agriculture
  College 5.125% 10/1/37 (AMBAC)                        1,000,000      1,026,100
                                                                     -----------
                                                                      47,878,742
                                                                     -----------

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
 Hospital Revenue Bonds - 12.44%
 Akron Bath Copley, Ohio Joint Township
  Hospital District Revenue
  (Summa Health System)
  Series A 5.25% 11/15/31 (RADIAN)                     $3,000,000     $3,078,210
 Cando, North Dakota Nursing Facility
  Revenue (Towner County Medical
  Center Project) 7.125% 8/1/22                         1,000,000      1,014,010
 Chatham County, Georgia Hospital
  Authority Revenue
  (Memorial Health Medical Center)
  Series A 6.125% 1/1/24                                1,000,000      1,065,760
 Cuyahoga County, Ohio Revenue
  (Cleveland Clinic Health Systems)
  Series A 5.50% 1/1/29                                 7,500,000      7,729,500
 Duluth Economic Development Authority
  Health Care Facilities Revenue
  Benedictine Health System
  (St. Mary's Hospital) 5.25% 2/15/33                   6,325,000      6,301,661
 Florence County, South Carolina
  Hospital Revenue (McLeod Regional
  Medical Center Project) Series A
  5.25% 11/1/27 (FSA)                                   2,355,000      2,460,716
 Henrico County, Virginia Economic
  Development Authority Revenue
  (Bon Secours Health System, Inc.)
  Series A 5.60% 11/15/30                               2,000,000      2,057,560
 Illinois Health Facilities Authority Revenue
  (Elmhurst Memorial Healthcare Project)
  5.625% 1/1/28                                         2,000,000      2,056,060
 Louisiana Public Facilities Authority
  Revenue (Ochsner Clinic Foundation
  Project) Series B 5.50% 5/15/32                       1,500,000      1,527,375
 Maryland State Health & Higher
  Educational Facilities Authority
  Revenue (Sheppard Pratt) Series A
  5.25% 7/1/35                                          1,900,000      1,931,540
 Michigan State Hospital Finance
  Authority Revenue
  (Ascension Health Credit Group)
  Series B 5.25% 11/15/26                               3,500,000      3,606,645
  (Oakwood Obligation Group)
  Series A 5.75% 4/1/32                                 2,500,000      2,589,725
  (Trinity Health Credit)
  Series C 5.375% 12/1/30                               6,000,000      6,180,780
 Multnomah County, Oregon Hospital
  Facilities Authority Revenue
  (Providence Health System)
  5.25% 10/1/22                                         3,000,000      3,185,670
 New Jersey Health Care Facilities
  Financing Authority Revenue
  (Capital Health System Obligation
  Group Project) Series A 5.375% 7/1/33                   750,000        753,608
 North Carolina Medical Care Commission
  Hospital Revenue
  (Northeast Medical Center Project)
  5.125% 11/1/34                                        2,000,000      2,021,500

STATEMENTS                                           Delaware Tax-Free USA Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds (continued)
 North Carolina Medical Care
  Commission Revenue
  (Rowan Regional Medical Project)
  5.00% 9/1/33 (FHA) (FSA)                              $2,000,000   $ 2,021,960
 Prince William County, Virginia Industrial
  Development Authority Hospital
  Revenue (Potomac Hospital Corp.)
  5.35% 10/1/36                                          1,750,000     1,783,338
 South Carolina Jobs Economic Development
  Authority Revenue
  (Bon Secours Health System, Inc.)
  Series A 5.625% 11/15/30                               4,750,000     4,808,995
 South Miami, Florida Health Facilities
  Authority Hospital Revenue
  (Baptist Health South Florida Group)
  5.25% 11/15/33                                         4,000,000     4,071,960
                                                                     -----------
                                                                      60,246,573
                                                                     -----------
Investor Owned Utilities Revenue Bonds - 14.55%
 Brazos River Authority Texas Pollution
  Revenue (TXU Energy Co. Project)
  Series B 6.30% 7/1/32 (AMT)                            3,500,000     3,597,720
 Claiborne County, Mississippi Pollution
  Control Revenue
  (System Energy Resources, Inc. Project)
  7.30% 5/1/25                                           3,000,000     3,011,700
 Clark County, Nevada Industrial
  Development Revenue
  (Nevada Power Co. Project)
  Series C 7.20% 10/1/22                                 8,000,000     8,161,600
 Luzerne County, Pennsylvania Industrial
  Development Authority
  (Pennsylvania Gas & Water Co. Project)
  Series A 7.00% 12/1/17 (AMBAC) (AMT)                   4,000,000     4,131,360
 Midland County, Michigan Economic
  Development Subordinate
  Limited Obligation
  (Midland Congeneration Project)
  Series A 6.875% 7/23/09 (AMT)                          3,050,000     3,137,718
 Mississippi Business Finance Corporation
  Pollution Control Revenue
  (System Energy Resources, Inc. Project)
  5.90% 5/1/22                                           3,000,000     3,030,720
 Petersburg, Indiana Pollution Control
  Revenue (Indianapolis Power &
  Light Co. Project)
  6.375% 11/1/29 (AMT)                                   4,250,000     4,427,183
  6.625% 12/1/24                                         4,500,000     4,620,105
 Port Morrow, Oregon Pollution Control
  Revenue (Portland General Electric Co.)
  Series A 5.20% 5/1/33                                  2,000,000     2,121,760
 Sabine River Authority, Texas Pollution
  Control Revenue
  (Southwestern Electric Power Co.)
  6.10% 4/1/18 (MBIA)                                    4,000,000     4,297,120
 Suffolk County, New York Industrial
  Agency Development Revenue
  (Keyspan-Port Jefferson Project)
  5.25% 6/1/27 (AMT)                                     3,500,000     3,553,935

                                                        Principal       Market
                                                          Amount        Value

MUNICIPAL BONDS (continued)
Investor Owned Utilities Revenue Bonds (continued)
 Sweetwater County, Wyoming Pollution
  Control Revenue
  (Idaho Power Co. Project)
  Series A 6.05% 7/15/26                                 $5,000,000  $ 5,313,650
 West Feliciana Parish, Louisiana Pollution
  Control Revenue
  (Gulf States Utilities Co. Project)
  Series A 7.50% 5/1/15                                  20,700,000   21,061,008
                                                                     -----------
                                                                      70,465,579
                                                                     -----------
Miscellaneous Revenue Bonds - 0.66%
 Director State, Nevada Department of
  Business & Industry 2nd Tier
  (Las Vegas Monorail Project)
  7.375% 1/1/40                                           1,000,000      981,380
 Wisconsin Center District Tax Revenue
  (Junior Dedicated)
  5.25% 12/15/23 (FSA)                                    2,000,000    2,229,060
                                                                     -----------
                                                                       3,210,440
                                                                     -----------
Multi Family Housing Revenue Bonds - 0.59%
 Milwaukee, Wisconsin Redevelopment
  Authority Multifamily Revenue
  (City Hall Square)
  6.30% 8/1/38 (FHA) (AMT)                                1,455,000    1,517,754
 North Dakota State Housing Finance
  Agency Multifamily Revenue
  Series A 6.15% 12/1/17 (FNMA)                           1,300,000    1,352,221
                                                                     -----------
                                                                       2,869,975
                                                                     -----------
Municipal Lease Revenue Bonds - 5.91%
 Alexandria, Virginia Industrial
  Development Authority Revenue
  (Institute for Defense Analyses)
  Series A 5.90% 10/1/30 (AMBAC)                          5,000,000    5,605,400
 Cudahy, Wisconsin Community
  Development Authority Lease
  Revenue 6.00% 6/1/11                                    1,000,000    1,068,610
 Golden State, California Tobacco
  Securitization Corporation Settlement
  Revenue Series B
  5.50% 6/1/43                                            7,500,000    7,706,325
  5.625% 6/1/38                                           7,500,000    7,766,475
 Idaho State Building Authority Revenue
  Series A 5.00% 9/1/43 (XLCA)                            1,000,000    1,014,170
 Linn County, Kansas Certificates
  of Participation 7.25% 3/1/13 (AMT)                       350,000      335,380
 Missouri State Development Finance
  Board Infrastructure Facilities Revenue
  (Branson Landing Project) Series A
  5.50% 12/1/24                                             980,000    1,015,074
  5.625% 12/1/28                                          2,930,000    3,036,066
 New Jersey Economic Development
  Authority Revenue Series I
  5.25% 9/1/24                                            1,000,000    1,055,740
                                                                     -----------
                                                                      28,603,240
                                                                     -----------

STATEMENTS                                           Delaware Tax-Free USA Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
*Pre-Refunded Bonds - 4.75%
 Michigan State Hospital Finance
  Authority Revenue
  (Genesys Health Systems) Series A
  7.50% 10/1/27-05                                      $8,130,000   $ 8,649,832
  8.125% 10/1/21-05                                      4,000,000     4,359,200
 Mississippi Development Bank
  Special Obligation
  (Madison County Hospital Project)
  6.30% 7/1/22-09                                        2,070,000     2,433,037
 New York City, New York Series H
  6.125% 8/1/25-07                                          40,000        45,047
 North Dakota State Building Authority
  Lease Revenue Series A
  6.10% 12/1/16-04 (FSA)                                 1,480,000     1,497,760
 Puerto Rico Commonwealth Public
  Improvement Series A
  5.125% 7/1/31-11                                       3,495,000     3,928,834
 Southeast Wisconsin Professional
  Baseball Park District Sales Tax Revenue
  5.80% 12/15/26-07 (MBIA)                               1,000,000     1,102,990
 Wisconsin Housing Finance Authority
  Revenue 6.10% 6/1/21-17 (FHA)                            865,000       990,269
                                                                     -----------
                                                                      23,006,969
                                                                     -----------
Public Utility District Revenue Bonds - 3.19%
 Chelan County, Washington Public Utilities
  District #001 Consolidated Revenue
  (Chelan Hydro System) Series A
  5.45% 7/1/37 (AMBAC) (AMT)                             5,000,000     5,181,050
 Richmond, Virginia Public Utilities Revenue
  5.00% 1/15/27 (FSA)                                   10,000,000    10,249,100
                                                                     -----------
                                                                      15,430,150
                                                                     -----------
Recreational Area Revenue Bonds - 0.24%
 Santa Fe, New Mexico Municipal Recreation
  Complex Net Revenue 5.625% 12/1/23                     1,190,000     1,184,348
                                                                     -----------
                                                                       1,184,348
                                                                     -----------
School District General Obligation Bonds - 0.50%
 Lewisville, Texas Independent School
  District Permanent School Fund
  6.15% 8/15/21                                          2,160,000     2,442,528
                                                                     -----------
                                                                       2,442,528
                                                                     -----------
Single Family Housing Revenue Bonds - 0.50%
 New Mexico Mortgage Finance Authority
  Series B Class III 6.75% 7/1/25
  (FNMA) (GNMA)                                            410,000       413,797
  Series E 6.95% 1/1/26 (FNMA) (GNMA)                      405,000       411,691
  Series F 6.85% 1/1/21 (FNMA) (GNMA)                       20,000        20,184
 North Dakota State Housing Finance
  Agency Revenue
  Series A 6.30% 7/1/16 (AMT)                              630,000       658,066
  Series B 6.25% 1/1/17 (AMT)                              525,000       531,027
 Santa Fe, New Mexico Single Family
  Mortgage Revenue
  6.20% 11/1/16 (FNMA) (GNMA) (AMT)                        285,000       286,835
 Utah State Housing Finance Agency
  Single Family Mortgage
  Series A 7.20% 1/1/27 (FHA) (VA) (AMT)                    90,000        92,269
                                                                     -----------
                                                                       2,413,869
                                                                     -----------

                                                        Principal       Market
                                                          Amount        Value
Municipal Bonds (continued)
State General Obligation Bonds - 1.07%
 California State 5.25% 4/1/34                        $ 5,000,000    $ 5,160,150
                                                                     -----------
                                                                       5,160,150
                                                                     -----------
Territorial General Obligation Bonds - 1.95%
 Puerto Rico Commonwealth
  Public Improvement
  5.375% 7/1/21 (MBIA)                                     50,000         55,429
  Series A 5.50% 7/1/19 (MBIA)                          8,000,000      9,376,560
                                                                     -----------
                                                                       9,431,989
                                                                     -----------
Territorial Revenue Bonds - 8.75%
 Puerto Rico Commonwealth Highway &
  Transportation Authority Revenue
  Series G 5.00% 7/1/42                                10,000,000     10,020,600
 Puerto Rico Commonwealth Industrial
  Development Company General
  Purpose Revenues Series B
  5.375% 7/1/16                                         1,000,000      1,082,220
 Puerto Rico Commonwealth Public
  Improvement Series A 5.125% 7/1/31                    6,880,000      6,996,478
 Puerto Rico Electric Power
  Authority Revenue
  Series II 5.25% 7/1/31                                6,000,000      6,196,500
  Series U 6.00% 7/1/14                                 2,550,000      2,609,823
 Puerto Rico Housing, Bank & Finance
  Agency Single Family Mortgage
  Revenue 6.25% 4/1/29 (FHLMC)
  (FNMA) (GNMA) (AMT)                                   1,240,000      1,273,257
 Puerto Rico Industrial, Tourist,
  Educational, Medical & Environmental
  Control Facilities (Hospital Auxilio
  Mutuo Obligated Group) Series A
  6.25% 7/1/24 (MBIA)                                   1,200,000      1,240,380
 Puerto Rico Public Buildings Authority
  Revenue 5.25% 7/1/33                                 12,000,000     12,418,560
 Virgin Islands Water & Power Authority
  Water System Revenue 5.50% 7/1/17                       510,000        521,822
                                                                     -----------
                                                                      42,359,640
                                                                     -----------
Turnpike/Toll Road Revenue Bonds - 5.78%
 New Jersey State Highway Authority
  Garden State Parkway General Revenue
  (Senior Parkway)
  5.50% 1/1/14 (FGIC)                                   5,000,000      5,775,050
  5.50% 1/1/15 (FGIC)                                   7,310,000      8,475,287
 Ohio State Turnpike Commission
  Revenue Series A
  5.50% 2/15/24 (FGIC)                                  5,000,000      5,703,250
  5.50% 2/15/26 (FGIC)                                  2,590,000      2,926,648
 Pennsylvania State Turnpike Commission
  Revenue Series A
  5.00% 12/1/34 (AMBAC)                                 5,000,000      5,106,650
                                                                     -----------
                                                                      27,986,885
                                                                     -----------

STATEMENTS                                           Delaware Tax-Free USA Fund
   OF NET ASSETS (CONTINUED)


                                                      Principal       Market
                                                        Amount        Value
MUNICIPAL BONDS (continued)
Water & Sewer Revenue Bonds - 3.23%
 New York City, New York Municipal Water
  Finance Authority Water & Sewer
  System Revenue Series A
  5.125% 6/15/34                                     $ 12,125,000   $ 12,377,685
 West Virginia State Water Development
  Authority Revenue (Loan Program III)
  Series A 6.375% 7/1/39 (AMBAC) (AMT)                  2,890,000      3,286,103
                                                                    ------------
                                                                      15,663,788
                                                                    ------------
Total Municipal Bonds
  (cost $443,515,055)                                                470,476,453
                                                                    ------------

**Variable Rate Demand Notes - 1.61%
Continuing Care/Retirement Revenue Bonds - 1.19%
 Philadelphia, Pennsylvania Authority for
  Industrial Development Revenues
  (Newcourtland Elder Services Project)
  1.37% 3/1/27 (LOC PNC Bank)                           5,775,000      5,775,000
                                                                    ------------
                                                                       5,775,000
                                                                    ------------
Power Authority Revenue Bonds - 0.42%
 California State Department Water Reserve
  Power Supply Revenue Series C-7
  1.33% 5/1/22 (FSA)
  (SPA Dexia Credit Local)                              2,000,000      2,000,000
                                                                    ------------
                                                                       2,000,000
                                                                    ------------
TOTAL VARIABLE RATE DEMAND NOTES
 (cost $7,775,000)                                                     7,775,000
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 98.74%
 (cost $451,290,055)                                                 478,251,453
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.26%                                            6,120,802
                                                                    ------------
NET ASSETS APPLICABLE TO 42,275,098 SHARES
 OUTSTANDING - 100.00%                                              $484,372,255
                                                                    ------------

Net Asset Value - Delaware Tax-Free USA Fund Class A
 ($456,191,836 / 39,815,463 Shares)                                 $      11.46
                                                                    ------------
Net Asset Value - Delaware Tax-Free USA Fund Class B
 ($22,396,155 / 1,954,793 Shares)                                   $      11.46
                                                                    ------------
Net Asset Value - Delaware Tax-Free USA Fund Class C
 ($5,784,264 / 504,842 Shares)                                      $      11.46
                                                                    ------------

Components of Net Assets at August 31, 2004:
Shares of beneficial interest
 (unlimited authorization -- no par)                               $468,251,368
Distributions in excess of net investment income                        (12,071)
Accumulated net realized loss on investments                        (10,828,440)
Net unrealized appreciation of investments                           26,961,398
                                                                  -------------
Total net assets                                                   $484,372,255
                                                                  -------------

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**The interest rate shown is the rate as of August 31, 2004.

 +Non-income producing security. Security is currently in default.

++An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2004.

SUMMARY OF ABBREVIATIONS:
Ambac - Insured by the AMBAC Assurance Corporation A
MT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company FHA - Insured by the Federal Housing Administration
FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage
Association FSA - Insured by Financial Security Assurance GNMA - Insured by Government National Mortgage Association LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by Radian Asset Assurance
SPA - Stand-by Purchase Agreement
VA - Insured by the Veterans Administration
XLCA - Insured by XL Capital Assurance



NET ASSET VALUE AND OFFERING PRICE PER SHARE -
DELAWARE TAX-FREE USA FUND
Net asset value Class A (A)                                               $11.46
Sales charge (4.50% of offering price, or 4.71% of
 amount invested per share) (B)                                             0.54
                                                                        --------
Offering price                                                            $12.00
                                                                        --------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                  Delaware Tax-Free Insured Fund
   OF NET ASSETS (CONTINUED)                August 31, 2004

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS - 94.58%
Airport Revenue Bonds - 4.08%
 Dallas-Fort Worth, Texas International
  Airport Revenue Series A
  5.50% 11/1/31 (FGIC) (AMT)                             $1,500,000   $1,556,940
 Metropolitan Washington D.C. Airport
  Authority System Series A
  5.25% 10/1/32 (FGIC) (AMT)                              1,000,000    1,019,280
                                                                      ----------
                                                                       2,576,220
                                                                      ----------
City General Obligation Bonds - 7.95%
 Melrose Park, Illinois Tax Increment
  Series B 6.00% 12/15/19 (FSA)                           1,250,000    1,443,638
 Powell, Ohio 5.50% 12/1/32 (FGIC)                        2,000,000    2,142,960
 Vancouver, Washington Limited Tax
  5.50% 12/1/25 (AMBAC)                                   1,250,000    1,427,675
                                                                      ----------
                                                                       5,014,273
                                                                      ----------
Continuing Care/Retirement Revenue Bonds - 2.00%
 Colorado Health Facilities Authority
  Revenue (Evangelical Lutheran)
  Series A 5.25% 6/1/34                                   1,275,000    1,264,265
                                                                      ----------
                                                                       1,264,265
                                                                      ----------
Corporate Backed Revenue Bonds - 1.23%
 Indianapolis, Indiana Airport Authority
  Revenue (Federal Express Corp. Project)
  5.10% 1/15/17                                             750,000      773,595
                                                                      ----------
                                                                         773,595
                                                                      ----------
Dedicated Tax & Fees Revenue Bonds - 1.89%
 Tampa, Florida Sports Authority Revenue
  (Tampa Bay Arena Project) Sales Tax
  5.75% 10/1/20 (MBIA)                                    1,000,000    1,190,920
                                                                      ----------
                                                                       1,190,920
                                                                      ----------
Higher Education Revenue Bonds - 10.20%
 Amherst, New York Industrial Agency
  Civic Facilities Revenue
  (UBF Faculty Student Housing)
  Series A 5.75% 8/1/30 (AMBAC)                           1,300,000    1,440,126
 Illinois Educational Facilities Authority
  Student Housing Revenue
  (Educational Advancement Funding -
  University Center Project) 6.25% 5/1/34                 1,000,000    1,026,820
 Massachusetts State Development
  Finance Agency Revenue
  (Massachusetts College of
  Pharmacy Project) Series C
  5.75% 7/1/33                                              500,000      515,985
 Massachusetts State Industrial Finance
  Agency Revenue Higher Education
  (Clark University Project) 6.10% 7/1/16                 1,250,000    1,320,913
 New York State Dormitory Authority
  Revenue (Fashion Institute Student
  Housing Corp.) 5.00% 7/1/13 (FGIC)                      1,000,000    1,115,900
 Pennsylvania State Higher Educational
  Facilities Authority Revenue
  (Widener University) 5.375% 7/15/29                     1,000,000    1,018,290
                                                                      ----------
                                                                       6,438,034
                                                                      ----------

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds - 6.47%
 Florence County, South Carolina
  Hospital Revenue (McLeod Regional
  Medical Center Project)
  Series A 5.25% 11/1/27 (FSA)                          $1,000,000    $1,044,890
 Knox County, Tennessee Health
  Educational & Housing Facilities
  Board Hospital Revenue
  (East Tennessee Hospital Project)
  Series B 5.75% 7/1/33                                  1,000,000     1,019,670
 North Carolina Medical Care Commission
  Revenue (Rowan Regional
  Medical Project)
  5.00% 9/1/33 (FHA) (FSA)                               1,000,000     1,010,980
 Prince William County, Virginia
  Industrial Development Authority
  Hospital Revenue
  (Potomac Hospital Project)
  5.20% 10/1/30                                          1,000,000     1,008,090
                                                                      ----------
                                                                       4,083,630
                                                                      ----------
Investor Owned Utilities Revenue Bonds - 14.97%
 Luzerne County, Pennsylvania Industrial
  Development Authority
  (Pennsylvania Gas & Water Co. Project)
  Series A 7.00% 12/1/17 (AMBAC) (AMT)                   1,000,000     1,032,840
 Mason County, West Virginia Pollution
  Control Revenue
  (Appalachian Power Co. Project)
  Series K 6.05% 12/1/24 (AMBAC)                         3,000,000     3,426,180
 Petersburg, Indiana Pollution
  Control Revenue
  (Indianapolis Power & Light Co. Project)
  6.375% 11/1/29 (AMT)                                     750,000       781,268
 Salem County, New Jersey Industrial
  Pollution Control Financing
  Authority Revenue
  (Public Service Electric & Gas)
  Series D 6.55% 10/1/29 (MBIA)                          3,600,000     3,687,587
 South Carolina Jobs Economic
  Development Authority
  Industrial Revenue (South Carolina
  Electric & Gas Co. Project) Series B
  5.45% 11/1/32 (AMBAC) (AMT)                              500,000       520,165
                                                                      ----------
                                                                       9,448,040
                                                                      ----------
Multi Family Housing Revenue Bonds - 9.82%
 Franklin County, Ohio Multi Family Revenue
  (Alger Green) Series A
  5.80% 5/20/44 (GNMA) (AMT)                             1,150,000     1,200,945
 Illinois Development Finance Authority
  Revenue (Section 8) Series A
  5.80% 7/1/28 (FHA) (MBIA)                              2,790,000     2,900,093
 Illinois Housing Development Authority
  Multi Family Revenue
  (Crystal Lake Preservation)
  Series A-1 5.80% 12/20/41 (GNMA)                       2,000,000     2,099,700
                                                                      ----------
                                                                       6,200,738
                                                                      ----------

STATEMENTS                                        Delaware Tax-Free Insured Fund
    OF NET ASSETS (CONTINUED)


                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Municipal Lease Revenue Bonds - 6.23%
 Alexandria, Virginia Industrial
  Development Authority Revenue
  (Institute for Defense Analyses)
  Series A 5.90% 10/1/30 (AMBAC)                          $1,000,000  $1,121,080
 Golden State, California Tobacco
  Securitization Corporation Settlement
  Revenue Series B 5.50% 6/1/43                            1,000,000   1,027,510
 Loudoun County, Virginia Industrial
  Development Authority Public Safety
  Facility Lease Revenue
  Series A 5.25% 12/15/23 (FSA)                              700,000     750,029
 Missouri State Development Finance
  Board Infrastructure Facilities Revenue
  (Branson Landing Project) Series A
  5.50% 12/1/24                                            1,000,000   1,035,790
                                                                      ----------
                                                                       3,934,409
                                                                      ----------
Political Subdivision General Obligation Bonds - 0.95%
 State Clair County, Michigan
  5.00% 4/1/21 (AMBAC)                                       565,000     598,736
                                                                      ----------
                                                                         598,736
                                                                      ----------
*Pre-Refunded Bonds - 2.53%
 Michigan State Hospital Finance
  Authority Revenue
  (Genesys Health Systems)
  Series A 7.50% 10/1/27-05                                1,500,000   1,595,910
                                                                      ----------
                                                                       1,595,910
                                                                      ----------
Public Utility District Revenue Bonds - 5.34%
 Austin, Texas Revenue Subordinate Lien
  5.25% 5/15/20 (MBIA)                                     3,000,000   3,372,270
                                                                      ----------
                                                                       3,372,270
                                                                      ----------
School District General Obligation Bonds - 3.75%
 Jackson, Ohio Local School District
  (Stark & Summit Counties)
  School Facilities Construction &
  Improvement 5.625% 12/1/25 (FSA)                         1,000,000   1,098,930
 Pomona, California United School District
  Series A 6.55% 8/1/29 (MBIA)                             1,000,000   1,270,730
                                                                      ----------
                                                                       2,369,660
                                                                      ----------
Single Family Housing Revenue Bonds - 1.36%
 New Mexico Mortgage Finance Authority
  Single Family Mortgage Program
  Series C 6.20% 7/1/26 (FNMA) (GNMA)                        830,000     855,257
                                                                      ----------
                                                                         855,257
                                                                      ----------
Territorial General Obligation Bonds - 1.86%
 Puerto Rico Commonwealth Public
  Improvement Series A
  5.50% 7/1/19 (MBIA)                                      1,000,000   1,172,070
                                                                      ----------
                                                                       1,172,070
                                                                      ----------

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Territorial Revenue Bonds - 9.64%
 Puerto Rico Commonwealth
  Highway & Transportation Authority
  Revenue Series E
  5.50% 7/1/17 (FSA)                                   $ 1,250,000   $ 1,463,488
  5.50% 7/1/19 (FSA)                                     3,000,000     3,516,210
 Puerto Rico Public Buildings Authority
  Revenue Series J
  5.00% 7/1/36 (AMBAC)                                   1,000,000     1,101,950
                                                                     -----------
                                                                       6,081,648
                                                                     -----------
Turnpike/Toll Road Revenue Bonds - 2.65%
 New Jersey State Highway Authority Garden
  State Parkway General Revenue
  5.50% 1/1/16 (FGIC)                                    1,000,000     1,161,820
 Pennsylvania State Turnpike Commission
  Revenue Series A
  5.00% 12/1/34 (AMBAC)                                    500,000       510,665
                                                                     -----------
                                                                       1,672,485
                                                                     -----------
Water & Sewer Revenue Bonds - 1.66%
 Fulton County, Georgia Water & Sewer
 Revenue 5.25% 1/1/35 (FGIC)                             1,000,000     1,048,960
                                                                     -----------
                                                                       1,048,960
                                                                     -----------
TOTAL MUNICIPAL BONDS
 (cost $55,752,611)                                                   59,691,120
                                                                     -----------
**VARIABLE RATE DEMAND NOTES - 3.65%
Municipal Lease General Obligation Bonds - 3.65%
 Los Angeles, California Convention &
  Exhibition Center Authority Lease
  Revenue Series D
  1.32% 8/15/21 (AMBAC)                                  2,305,000     2,305,000
                                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES
 (cost $2,305,000)                                                     2,305,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 98.23%
 (cost $58,057,611)                                                   61,996,120
RECEIVABLES AND OTHER ASSETS NET
 OF LIABILITIES - 1.77%                                                1,119,272
                                                                     -----------
NET ASSETS APPLICABLE TO 5,678,975 SHARES
 OUTSTANDING - 100.00%                                               $63,115,392
                                                                     -----------

Net Asset Value - Delaware Tax-Free Insured Fund
Class A ($54,383,567 / 4,893,335 Shares)                                  $11.11
                                                                       ---------
Net Asset Value - Delaware Tax-Free Insured Fund
Class B ($6,728,342 / 605,384 Shares)                                     $11.11
                                                                       ---------
Net Asset Value - Delaware Tax-Free Insured Fund
Class C ($2,003,483 / 180,256 Shares)                                     $11.11
                                                                       ---------

STATEMENTS                                        Delaware Tax-Free Insured Fund
    OF NET ASSETS (CONTINUED)


COMPONENTS OF NET ASSETS AT AUGUST 31, 2004:
Shares of beneficial interest
 (unlimited authorization - no par)                                 $59,183,304
Distributions in excess of net investment income                         (1,790)
Accumulated net realized loss on investments                             (4,631)
Net unrealized appreciation of investments                            3,938,509
                                                                    -----------
Total net assets                                                    $63,115,392
                                                                    -----------

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** The interest rate shown is the rate as of August 31, 2004.

SUMMARY OF ABBREVIATIONS:
Ambac - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative
Minimum Tax FGIC - Insured by the Financial Guaranty Insurance Company FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELAWARE TAX-FREE INSURED FUND
Net asset value Class A (A)                                               $11.11
Sales charge (4.50% offering price, or 4.68% of amount
 invested per share) (B)                                                    0.52
                                                                          ------
Offering price                                                            $11.63
                                                                          ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                             Delaware Tax-Free USA Intermediate Fund
    OF NET ASSETS (CONTINUED)          August 31, 2004


                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS - 92.42%
Airport Revenue Bonds - 2.18%
 Chicago, Illinois O' Hare International
  Airport Revenue Third Lien Series A-2
  5.75% 1/1/20 (FSA) (AMT)                             $1,000,000     $1,103,560
 Metropolitan, Washington D.C. Airport
  Authority Systems Series A
  5.50% 10/1/19 (FGIC) (AMT)                            1,000,000      1,082,760
                                                                      ----------
                                                                       2,186,320
                                                                      ----------
City General Obligation Bonds - 3.79%
 New York City, New York
  Series G 5.25% 8/1/15                                 1,000,000      1,093,550
  Series J 5.50% 6/1/23                                 1,000,000      1,079,480
  Powell, Ohio 5.50% 12/1/25 (FGIC)                     1,500,000      1,626,510
                                                                      ----------
                                                                       3,799,540
                                                                      ----------
Corporate Backed Revenue Bonds - 8.12%
 Alliance, Texas Airport Authority Special
  Facilities Revenue
  (Federal Express Corp. Project)
  6.375% 4/1/21 (AMT)                                   1,000,000      1,046,810
 Cartersville, Georgia Development
  Authority Waste & Wastewater
  Facilities Revenue
  (Anheuser Busch Project)
  5.10% 2/1/12 (AMT)                                      450,000        488,246
 Indianapolis, Indiana Airport
  Authority Revenue
  (Federal Express Corp. Project)
  5.10% 1/15/17                                           750,000        773,595
 Michigan State Strategic Funding
  Limited Obligation Revenue
  (Detroit Edison Co. Project)
  Series A 5.50% 6/1/30 (XLCA) (AMT)                    1,000,000      1,047,530
 Ohio State Air Quality Development
  Authority Revenue Environmental
  Improvement (USX Project)
  5.00% 11/1/15                                         1,000,000      1,078,230
 Pennsylvania Economic Development
  Financing Authority Wastewater
  Treatment Revenue
  (Sun Co., Inc. -R & M Project)
  Series A 7.60% 12/1/24 (AMT)                          1,000,000      1,032,750
 Prattville, Alabama Industrial
  Development Board Environmental
  Improvement Revenue
  (International Paper Co. Project)
  Series A 6.70% 3/1/24 (AMT)                           1,000,000      1,082,230
 Sugar Creek, Missouri Industrial
  Development Revenue
  (Lafarge North America) Series A
  5.65% 6/1/37 (AMT)                                      500,000        502,670
 Toledo, Lucas County, Ohio Port
  Authority Development Revenue
  (Northwest Ohio Bond Fund -
  Alex Products, Inc.) Series B
  6.125% 11/15/09
  (LOC Fifth Third Bank) (AMT)                          1,000,000      1,099,640
                                                                      ----------
                                                                       8,151,701
                                                                      ----------

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Dedicated Tax & Fees Revenue Bonds - 1.68%
 Casa Grande, Arizona Excise Tax Revenue
  5.00% 4/1/22 (AMBAC)                                 $1,600,000     $1,687,792
                                                                      ----------
                                                                       1,687,792
                                                                      ----------
Escrowed to Maturity Bonds - 0.22%
 Metropolitan Pier & Exposition Authority
  Illinois Hospitality Facilities
  (McCormick Place Convention Center)
  5.75% 7/1/06                                            215,000        225,339
                                                                      ----------
                                                                         225,339
                                                                      ----------
Higher Education Revenue Bonds - 15.57%
 Allegheny County, Pennsylvania Higher
  Education Building Authority
  University Revenue
  (Duquesne University) Series A
  5.00% 3/1/16 (FGIC)                                   1,000,000      1,093,690
 Forest Grove, Oregon Revenue Campus
  (Pacific University)
  6.30% 5/1/25 (RADIAN)                                 1,000,000      1,121,389
 Fulton County, Georgia Development
  Authority Revenue
  (Molecular Science Building Project)
  5.25% 5/1/21 (MBIA)                                   1,000,000      1,087,220
 Illinois Educational Facilities Authority
  Student Housing Revenue
  (Educational Advancement -
  University Center Project)
  6.00% 5/1/22                                            750,000        779,963
 Massachusetts State Health &
  Educational Facilities Authority
  Revenue (Nichols College Issue)
  Series C 6.125% 10/1/29                               1,000,000      1,016,570
 Michigan Higher Education Facilities
  Authority Revenue
  (Kalamazoo College Project)
  5.50% 12/1/19                                           500,000        542,715
 New Jersey State Educational Facilities
  Authority Revenue
  (Georgian Court College Project)
  Series C 6.50% 7/1/33                                   500,000        552,045
 New York State Dormitory
  Authority Revenue
  (Brooklyn Law School)
  Series A 5.50% 7/1/18 (RADIAN)                        1,000,000      1,101,650
 New York State Dormitory
  Authority Revenue
  (Fashion Institute Student
  Housing Corp.) 5.00% 7/1/13 (FGIC)                    1,000,000      1,115,900
  (Long Island University) Series B
  5.50% 9/1/20 (RADIAN)                                 1,000,000      1,081,020
 Ohio State Higher Educational Facility
  Commission Revenue
  (John Carroll University) 5.50% 11/15/18                335,000        373,086
 Ohio State Higher Educational Facility
  Revenue (Kenyon College Project)
  4.70% 7/1/37                                          1,000,000      1,056,190
 Ohio State University General Receipts
  Series B 5.25% 6/1/21                                 1,000,000      1,077,290

STATEMENTS                             Delaware Tax-Free USA Intermediate Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Higher Education Revenue Bonds (continued)
 Pennsylvania State Higher Educational
  Facilities Authority College &
  University Revenue
  (Geneva College Project)
  6.125% 4/1/22                                        $1,000,000     $1,044,890
 South Carolina Educational
  Facilities Authority For Private
  Nonprofit Institutions
  (Southern Wesleyan University)
  5.00% 3/1/20                                          1,200,000      1,203,599
 University of California Revenue
  Series A 5.125% 5/15/20 (AMBAC)                         250,000        268,493
 University of Oklahoma Research Facilities
  5.00% 3/1/23 (AMBAC)                                  1,065,000      1,114,906
                                                                      ----------
                                                                      15,630,616
                                                                      ----------
Hospital Revenue Bonds - 14.36%
 Carrington, North Dakota Health
  Facilities Revenue
  (Carrington Health Center Project)
  6.25% 11/15/15                                          500,000        502,220
 Chatham County, Georgia Hospital
  Authority Revenue
  (Memorial Health Medical Center)
  Series A 6.125% 1/1/24                                1,000,000      1,065,760
 Cuyahoga County, Ohio Revenue
  (Cleveland Clinic Health System)
  Series A 6.00% 1/1/21                                 1,000,000      1,097,190
 Duluth, Minnesota Economic Development
  Authority Health Care Facilities
  Revenue Benedictine Health System
  (St. Mary's Hospital) 5.50% 2/15/23                   1,000,000      1,032,340
 Florence County, South Carolina Hospital
  Revenue (McLeod Regional Medical
  Center Project) Series A
  5.25% 11/1/27 (FSA)                                   1,000,000      1,044,890
 Indiana Health Facility Financing
  Authority Hospital Revenue
  (Deaconess Hospital Obligation)
  Series A 5.375% 3/1/29 (AMBAC)                          700,000        732,592
 Lancaster County, Pennsylvania
  Hospital Authority Revenue
  (Lancaster General Hospital Project)
  5.75% 3/15/21                                         1,000,000      1,059,430
 Maryland State Health & Higher Education
  Facilities Authority Revenue
  (Union Hospital of Cecil County)
  5.625% 7/1/32                                           500,000        518,865
 Michigan State Hospital Finance Authority
  Revenue (Trinity Health Credit) Series C
  5.375% 12/1/23                                          500,000        524,740
 Minneapolis, Minnesota Health Care
  System Revenue (Allina Health Systems)
  Series A 5.75% 11/15/32                                 500,000        520,675
 Multnomah County, Oregon Hospital
  Facilities Authority Revenue
  (Providence Health System)
  5.25% 10/1/22                                         1,000,000      1,061,890

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds (continued)
 New Hampshire Health & Education
  Facilities Authority Revenue
  (Elliot Hospital) Series B
  5.60% 10/1/22                                       $ 1,000,000    $ 1,018,250
 North Texas Health Facilities Development
  Corporation Hospital Revenue
  (United Regional Health Care
  System, Inc. Project) 6.00% 9/1/23                    1,000,000      1,047,770
 Prince William County, Virginia Industrial
  Development Authority Hospital
  Revenue (Potomac Hospital Project)
  5.20% 10/1/30                                           545,000        549,409
 Southcentral, Pennsylvania General
  Authority Revenue
  (Wellspan Health Obligated Project)
  5.625% 5/15/26                                        1,000,000      1,047,620
 Terrebonne Parish, Louisiana Hospital
  Service District #1 Hospital Revenue
  (Terrebonne General Medical
  Center Project) 5.50% 4/1/33 (AMBAC)                  1,500,000      1,592,865
                                                                     -----------
                                                                      14,416,506
                                                                     -----------
Investor Owned Utilities Revenue Bonds - 8.26%
 Cambria County, Pennsylvania Industrial
  Development Authority Pollution
  Control Revenue
  (Pennsylvania Electric Co. Project)
  Series A 5.80% 11/1/20 (MBIA)                           500,000        530,395
 Connecticut State Development
  Authority Pollution Control Revenue
  (Connecticut Light & Power Co.)
  3.35% 5/1/31-08 (Mandatory Put)
  (AMBAC) (AMT)                                         1,300,000      1,308,372
 Forsyth, Montana Pollution Control
  Revenue (Portland General) Series A
  5.20% 5/1/33                                          1,005,000      1,067,511
 Maricopa County, Arizona Pollution
  Control Corporation Revenue
  (El Paso Electric Co. Project)
  Series A 6.375% 8/1/15                                  750,000        772,763
 Montgomery County, Pennsylvania
  Industrial Development Authority
  Pollution Control Revenue
  (PECO Energy Co.) Series A
  5.20% 10/1/30                                         1,000,000      1,002,450
 Sabine River Authority, Texas
  Pollution Control Revenue
  (TXU Electric Co. Project) Series A
  5.50% 5/1/22                                          1,000,000      1,059,990
 Saint Charles Parish, Louisiana
  Pollution Control Revenue
  (Entergy Louisiana, Inc.) Series A
  4.90% 6/1/30                                          1,000,000      1,014,750
 South Carolina Jobs Economic
  Development Authority
  Industrial Revenue (South Carolina
  Electric & Gas Co. Project) Series B
  5.45% 11/1/32 (AMBAC) (AMT)                             500,000        520,165

STATEMENTS                              Delaware Tax-Free USA Intermediate Fund
    OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Investor Owned Utilities Revenue Bonds (continued)
 West Feliciana Parish, Louisiana
  Pollution Control Revenue
  (Gulf States Utilities Co. Project)
  Series A 7.50% 5/1/15                                  $1,000,000  $ 1,017,440
                                                                       ---------
                                                                       8,293,836
                                                                       ---------
Miscellaneous Revenue Bonds - 2.13%
 New York State Municipal Bond Bank
  Agency Special School Purpose
  Revenue Series C 5.25% 6/1/22                            1,000,000   1,058,870
 Oregon State Department Administrative
  Services Lottery Revenue Series A
  5.00% 4/1/18 (FSA)                                       1,000,000   1,083,480
                                                                       ---------
                                                                       2,142,350
                                                                       ---------
Municipal Lease Revenue Bonds - 5.36%
 Albany, New York Industrial Development
  Agency Civic Facility Revenue
  (Charitable Leadership Project)
  Series A 5.75% 7/1/26                                      500,000     510,890
 Golden State, California Tobacco
  Securitization Settlement Revenue
  Series B 5.75% 6/1/23                                    1,000,000   1,042,440
 Middle River, Virginia Regional Jail
  Authority Facility Revenue
  5.00% 5/15/20 (MBIA)                                     1,285,000   1,373,395
 Missouri State Development Finance
  Board Infrastructure Facilities Revenue
  (Hartman Heritage Center Phase II)
  5.00% 4/1/21 (AMBAC)                                     1,335,000   1,398,840
 New Jersey Economic Development
  Authority Revenue
  Series I 5.25% 9/1/24                                    1,000,000   1,055,740
                                                                       ---------
                                                                       5,381,305
                                                                       ---------
Political Subdivision General Obligation Bonds - 3.23%
 Lansing, Michigan Community College
  5.00% 5/1/21 (MBIA)                                      1,325,000   1,397,822
 Lunenburg County, Virginia Series B
  5.25% 2/1/29 (MBIA)                                        715,000     753,803
 Middlesex County, New Jersey
  Improvement Authority Revenue
  (County Guaranteed Open Space Trust)
  5.25% 9/15/20                                            1,000,000   1,090,450
                                                                       ---------
                                                                       3,242,075
                                                                       ---------
Ports & Harbors Revenue Bonds - 0.55%
 Virginia Port Authority Commonwealth
  Port Fund Revenue Resolution
  5.00% 7/1/12 (AMT)                                         500,000     548,280
                                                                       ---------
                                                                         548,280
                                                                       ---------

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
*Pre-Refunded Bonds - 3.25%
 Arizona State Transportation Board
  Highway Revenue 6.25% 7/1/16-09                       $1,850,000    $2,151,569
 Pennsylvania State Higher Educational
  Facilities Authority College & University
  Revenue (Ursinus College Project)
  5.90% 1/1/27-07                                        1,000,000     1,106,690
                                                                      ----------
                                                                       3,258,259
                                                                      ----------
Public Power Revenue Bonds - 4.03%
 Metropolitan Government Nashville &
  Davidson County, Tennessee Electric
  Revenue Series B 5.50% 5/15/14                         1,000,000     1,153,620
 Nebraska Public Power District Revenue
  Series A 5.00% 1/1/20 (AMBAC)                          1,000,000     1,062,650
 South Carolina State Public Service
  Authority Revenue Series A
  5.125% 1/1/21 (FSA)                                    1,000,000     1,066,630
 Texas Municipal Power Agency Revenue
  4.00% 9/1/11 (AMBAC)                                     750,000       761,190
                                                                      ----------
                                                                       4,044,090
                                                                      ----------
Recreational Area Revenue Bonds - 1.06%
 Hampton, Virginia Convention Center
  Revenue 5.25% 1/15/23 (AMBAC)                          1,000,000     1,061,460
                                                                      ----------
                                                                       1,061,460
                                                                      ----------
School District General Obligation Bonds - 3.49%
 Bannock County, Idaho School District #025
  (Pocatello Idaho School Board
  Guaranty Program) 5.00% 8/15/16                        1,100,000     1,206,161
 Licking County, Ohio Joint Vocational
  School District 5.00% 12/1/19 (MBIA)                   1,000,000     1,066,360
 Salem-Keizer, Oregon School District #24J
  5.00% 6/15/19 (FSA)                                    1,145,000     1,231,642
                                                                      ----------
                                                                       3,504,163
                                                                      ----------
State General Obligation Bonds - 3.05%
 California State 5.25% 11/1/17                          1,000,000     1,093,880
 California State Economic Recovery
  Series A 5.25% 7/1/14                                  1,000,000     1,132,920
 Florida State Board Education
  Capital Outlay (Public Education)
  Series B 5.00% 6/1/10                                    750,000       832,200
                                                                      ----------
                                                                       3,059,000
                                                                      ----------
Territorial General Obligation Bonds - 1.12%
 Puerto Rico Public Finance Corporation
  Series A 5.75% 8/1/27
  (LOC Puerto Rico Government
  Development Bank)                                      1,000,000     1,128,340
                                                                      ----------
                                                                       1,128,340
                                                                      ----------

STATEMENTS                              Delaware Tax-Free USA Intermediate Fund
    OF NET ASSETS (CONTINUED)
                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Territorial Revenue Bonds - 5.36%
 Puerto Rico Commonwealth Highway &
  Transportation Authority Revenue
  Series B 6.00% 7/1/26                                $ 1,000,000   $ 1,048,400
  Series J 5.50% 7/1/21                                  1,000,000     1,097,020
 Puerto Rico Electric Power Authority
  Series OO 5.00% 7/1/13 (CIFG)                          1,000,000     1,112,680
 Puerto Rico Public Buildings Authority
  Revenue (Government Facilities)
  Series J 5.00% 7/1/28
  (Commonwealth Guaranteed)                              1,000,000     1,084,820
 University of Puerto Rico Revenue
  Series M 5.50% 6/1/15 (MBIA)                           1,000,000     1,042,020
                                                                     -----------
                                                                       5,384,940
                                                                     -----------
Transportation Revenue Bonds - 1.11%
 Colorado Department Transportation
  Revenue (Antic Notes) Series B
  5.00% 12/15/14 (FGIC)
  (SPA Bank of New York)                                 1,000,000     1,118,070
                                                                     -----------
                                                                       1,118,070
                                                                     -----------
Turnpike/Toll Road Revenue Bonds - 2.18%
 Dunes, Florida Community Development
  District Revenue-Intracoastal
  Waterway Bridge (ITT Industries Corp.)
  5.50% 10/1/07                                            825,000       835,874
 Pennsylvania State Turnpike
  Commission Revenue Series A
  5.25% 12/1/20 (AMBAC)                                  1,230,000     1,354,365
                                                                     -----------
                                                                       2,190,239
                                                                     -----------
Water & Sewer Revenue Bonds - 2.32%
 Ohio State Water Development Authority
  Revenue (Fresh Water) Series B
  5.50% 12/1/19 (FSA)                                    1,000,000     1,171,830
 Virginia State Resource Authority Clean
  Water Revenue (State Revolving Fund)
  6.00% 10/1/16                                          1,000,000     1,158,130
                                                                     -----------
                                                                       2,329,960
                                                                     -----------
TOTAL MUNICIPAL BONDS
 (cost $89,367,277)                                                   92,784,181
                                                                     -----------
**VARIABLE RATE DEMAND NOTES - 5.48%
Continuing Care/Retirement Revenue Bonds - 4.98%
 Philadelphia, Pennsylvania Authority for
  Industrial Development Revenue
  (Newcourtland Elder Services Project)
  1.37% 3/1/27 (LOC PNC Bank)                            5,000,000     5,000,000
                                                                     -----------
                                                                       5,000,000
                                                                     -----------
Municipal Lease General Obligation Bonds - 0.50%
 Los Angeles, California Convention &
  Exhibition Center Authority Lease
  Revenue Series D
  1.32% 8/15/21 (AMBAC)
  (SPA Dexia Credit Local)                                 500,000       500,000
                                                                     -----------
                                                                         500,000
                                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES
(cost $5,500,000)                                                      5,500,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 97.90%
(cost $94,867,277)                                                  $98,284,181
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 2.10%                                           2,107,657
                                                                    -----------
NET ASSETS APPLICABLE TO 8,817,688 SHARES
 OUTSTANDING - 100.00%                                             $100,391,838
                                                                    -----------

Net Asset Value - Delaware Tax-Free USA Intermediate Fund
 Class A ($77,447,920 / 6,802,462 Shares)                                $11.39
                                                                    -----------
Net Asset Value - Delaware Tax-Free USA Intermediate Fund
 Class B ($3,743,089 / 328,784 Shares)                                   $11.38
                                                                    -----------
Net Asset Value - Delaware Tax-Free USA Intermediate Fund
 Class C ($19,200,829 / 1,686,442 Shares)                                $11.39
                                                                    -----------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2004:
Shares of beneficial interest
 (unlimited authorization - no par)                                 $97,551,781
Accumulated net realized loss on investments                           (576,847)
Net unrealized appreciation of investments                            3,416,904
                                                                    -----------
Total net assets                                                   $100,391,838
                                                                    -----------

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** The interest rate shown is the rate as of August 31, 2004.

Summary of Abbreviations:
Ambac - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - Insured by CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN --Insured by Radian Asset Assurance
SPA - Stand-by Purchase Agreement
XLCA - Insured by XL Capital Assurance


NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELAWARE TAX-FREE USA INTERMEDIATE FUND
Net asset value Class A (A)                                               $11.39
Sales charge (2.75% of offering price, or 2.81% of
 amount invested per share) (B)                                             0.32
                                                                     -----------
Offering price                                                            $11.71
                                                                     -----------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                      Delaware National High-Yield Municipal Bond Fund
    OF NET ASSETS (CONTINUED)   August 31, 2004

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS - 97.32%
Airline Revenue Bonds - 1.58%
 Minneapolis/St. Paul, Minnesota
  Metropolitan Airports Commission
  Special Facilities Revenue
  (Northwest Airlines, Inc. Project)
  Series A 7.00% 4/1/25 (AMT)                            $  500,000   $  416,280
 New Jersey Economic Development
  Authority Special Facilities Revenue
 (Continental Airlines, Inc. Project)
 6.25% 9/15/19 (AMT)                                      1,000,000      786,740
                                                                      ----------
                                                                       1,203,020
                                                                      ----------
Airport Revenue Bonds - 3.32%
 New York City, New York Industrial
  Development (JFK Airis Project)
  5.50% 7/1/28 (AMT)                                        905,000      884,945
 Oklahoma City, Oklahoma Industrial &
  Cultural Facilities Subordinated
  (Air Cargo Project) 6.75% 1/1/23 (AMT)                  1,160,000    1,125,618
 Onondaga County, New York Industrial
  Development Authority Revenue
  Subordinated (Air Cargo Project)
  7.25% 1/1/32 (AMT)                                        500,000      510,250
                                                                      ----------
                                                                       2,520,813
                                                                      ----------
Continuing Care/Retirement Revenue Bonds - 11.09%
 Bexar County, Texas Health Facilities
  Development Corporation
  (Army Retirement Residence Project)
  6.30% 7/1/32                                            1,000,000    1,043,840
 Buhl, Minnesota Nursing Home Revenue
  (Forest Health Services Project)
  Series A 6.75% 8/1/33                                     600,000      612,132
 Colorado Health Facilities Authority Revenue
  (Evangelical Lutheran Project)
  Series A 5.25% 6/1/34                                     750,000      743,685
 Gainesville & Hall County, Georgia
  Development Authority Revenue
  (Lanier Village Estates Project)
  Series C 7.25% 11/15/29                                 1,000,000    1,062,140
 Marion County, Missouri Nursing Home
  District Revenue 7.00% 8/1/13                           1,050,000    1,052,856
 Montgomery County, Pennsylvania Higher
  Education & Health Authority Revenue
  (Faulkeways at Gwynedd Project)
  6.75% 11/15/30                                          1,000,000    1,045,420
 Philadelphia, Pennsylvania Hospitals &
  Higher Education Facilities
  Authority Revenue (The Philadelphia
 Protestant Home Project) Series A
  6.50% 7/1/27                                            1,100,000    1,103,476
 Rochester, Minnesota Multifamily Revenue
  (Wedum Shorewood Campus Project)
  6.60% 6/1/36                                              985,000      976,844
+Vermont Education & Health Building
  Financing Agency Revenue
  Health Care Facility
  (Copley Manor Project) 6.15% 4/1/19                     1,730,000      788,136
                                                                      ----------
                                                                       8,428,529
                                                                      ----------

                                                        Principal       Market
                                                          Amount        Value
Municipal Bonds (continued)
Corporate-Backed Revenue Bonds - 11.11%
 Alliance, Texas Airport Authority
  Special Facilities Revenue
  (Federal Express Corp. Project)
  6.375% 4/1/21 (AMT)                                  $2,000,000     $2,093,620
 Ashland, Kentucky Sewer & Solid
  Waste Revenue (Ashland, Inc. Project)
  7.125% 2/1/22 (AMT)                                     700,000        722,099
+California Pollution Control Financing
  Authority Pollution Control Revenue
  (Laidlaw Environmental, Inc. Project)
  Series A 6.70% 7/1/07 (AMT)                           1,000,000         43,000
 Cloquet, Minnesota Pollution Control
  Revenue (Potlatch Corp. Project)
  5.90% 10/1/26                                           750,000        748,943
 De Soto Parish, Louisiana Environmental
  Improvement Revenue
  (International Paper Co. Project)
  Series A 6.35% 2/1/25 (AMT)                           1,650,000      1,739,727
 Gulf Coast, Texas Waste Disposal
  Authority Revenue
  (Valero Energy Corp. Project)
  6.65% 4/1/32 (AMT)                                    1,000,000      1,066,030
 Phenix County, Alabama Industrial
  Development Board Environmental
  Improvement Revenue
  (Mead Westvaco Corp. Project)
  Series A 6.35% 5/15/35 (AMT)                            500,000        523,795
 Sugar Creek, Missouri Industrial
  Development Revenue
  (Lafarge North America Project)
  Series A 5.65% 6/1/37 (AMT)                             500,000        502,670
 Toledo Lucas County, Ohio Port
  Development Revenue Authority
  6.375% 11/15/32 (AMT)                                 1,000,000      1,011,160
                                                                      ----------
                                                                       8,451,044
                                                                      ----------
Dedicated Tax & Fees Revenue Bonds - 3.28%
 Chicago, Illinois Tax Increment Subordinate
  (Central Loop Redevelopment Project)
  Series A 6.50% 12/1/08                                1,000,000      1,087,501
 Las Vegas, Nevada Local Improvement
  Special District #808
  (Summerlin Area Project) 6.75% 6/1/21                   995,000      1,027,427
 Prescott Valley, Arizona Improvement
  District Special Assessment
  7.90% 1/1/12                                            365,000        379,063
                                                                      ----------
                                                                       2,493,991
                                                                      ----------
Escrowed to Maturity Bonds - 0.54%
 Illinois State Development
  Finance Authority
  (Harrisburg Medical Center Project)
  7.00% 3/1/06                                            400,000        414,712
                                                                      ----------
                                                                         414,712
                                                                      ----------

STATEMENTS                      Delaware National High-Yield Municipal Bond Fund
   OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Higher Education Revenue Bonds - 19.76%
 Berks County, Pennsylvania
  Municipal Authority College
  (Albright College Project)
  5.375% 10/1/28                                      $   700,000    $   704,893
 Illinois Educational Facilities Authority
  Student Housing Revenue (Educational
  Advancement Fund-University
  Center Project) 6.25% 5/1/30                          2,000,000      2,080,459
 Maine Finance Authority Education
  Revenue (Waynflete School Project)
  6.40% 8/1/19                                          1,000,000      1,069,730
 Maryland State Economic Development
  Corporation Student Housing Revenue
  (University of Maryland College
  Park Project) 5.625% 6/1/35                           1,000,000      1,025,170
 Massachusetts State Development
  Finance Agency Revenue
  (Massachusetts College of Pharmacy
  Project) Series C 5.75% 7/1/33                        1,000,000      1,031,970
 Massachusetts State Health &
  Educational Facilities Authority Revenue
  (Nichols College Project) Series C
  6.125% 10/1/29                                        2,000,000      2,033,140
 Milledgeville-Baldwin County, Georgia
  Development Authority Revenue
  (Georgia College & State University
  Foundation Project) 6.00% 9/1/33                      1,000,000      1,058,130
 Minnesota State Higher Education
  Facilities Authority Revenue
  (College of Art & Design Project)
  Series 5-D 6.75% 5/1/26                                 500,000        538,715
 New Hampshire Higher Education &
  Health Facilities Authority
  (Brewster Academy Project)
  6.75% 6/1/25                                          1,000,000      1,008,890
 New Jersey State Educational Facilities
  Authority (Fairleigh Dickinson Project)
  Series C 5.50% 7/1/23                                   750,000        771,458
 New Mexico Educational Assistance
  Foundation Student Loan Revenue
  1st Subordinate Series A-2
  6.65% 11/1/25 (AMT)                                   1,000,000      1,003,870
 Savannah, Georgia Economic
  Development Authority Revenue
  (College of Art & Design Project)
  6.50% 10/1/13                                         1,000,000      1,177,140
 Scranton-Lackawanna, Pennsylvania
  Health & Welfare Authority First
  Mortgage Revenue
  (Lackawanna Junior College Project)
  5.75% 11/1/20                                         1,510,000      1,521,808
                                                                     -----------
                                                                      15,025,373
                                                                     -----------
Hospital Revenue Bonds - 13.48%
 Illinois Health Facilities Authority Revenue
  (Elmhurst Memorial Healthcare
  Project) 5.625% 1/1/28                                1,000,000      1,028,030
  (Midwest Physician Group Limited
  Project) 5.50% 11/15/19                                  35,000         31,133

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds (continued)
 Knox County, Tennessee Health
  Educational & Housing Facilities Board
  Hospital Revenue
  (East Tennessee Hospital Project)
  Series B 5.75% 7/1/33                                $ 1,300,000   $ 1,325,571
 Louisiana Public Facilities
  Authority Revenue
  (Ochsner Clinic Foundation Project)
  Series B 5.50% 5/15/32                                 1,000,000     1,018,250
 Massachusetts State Health & Educational
  Facilities Authority Revenue
  (Jordan Hospital Project)
  Series E 6.75% 10/1/33                                 1,000,000     1,045,810
 Prince William County, Virginia Industrial
  Development Authority Hospital Revenue
  (Potomac Hospital Project)
  5.20% 10/1/30                                          1,000,000     1,008,090
 Richland County, Ohio Hospital
  Facilities Revenue
  (Medcentral Health System Project)
  Series B 6.375% 11/15/30                               1,500,000     1,597,964
 St. Joseph County, Indiana Industrial
  Economic Development
  (Madison Center Project)
  5.50% 2/15/21                                          1,150,000     1,150,150
 South Dakota Health & Education
  Facilities Authority Revenue
  (Huron Regional Medical
  Center Project) 7.00% 4/1/10                           1,000,000     1,023,050
 Yavapai County, Arizona Industrial
  Development Authority Hospital
  Revenue (Yavapai Medical Center Project)
  Series A 6.00% 8/1/33                                  1,000,000     1,023,140
                                                                     -----------
                                                                      10,251,188
                                                                     -----------
Investor Owned Utilities Revenue Bonds - 10.99%
 Brazos, Texas River Authority
  Pollution Revenue
  (TXU Energy Co. Project) Series B
  6.30% 7/1/32 (AMT)                                     1,000,000     1,027,920
 Forsyth, Montana Pollution Control
  Revenue (Portland General Project)
  Series A 5.20% 5/1/33                                  1,000,000     1,062,200
 Maricopa County, Arizona Pollution
  Control Corporation Revenue
  (El Paso Electric Co. Project)
  Series A 6.375% 8/1/15                                 1,250,000     1,287,938
 Midland County, Michigan Economic
  Development Subordinate Limited
  Obligation (Midland Congeneration
  Project) Series A 6.875% 7/23/09 (AMT)                 1,950,000     2,006,082
 Mississippi Business Finance Corporation
  Pollution Control Revenue
  (System Energy Resources, Inc. Project)
  5.90% 5/1/22                                             900,000       909,216

STATEMENTS                      Delaware National High-Yield Municipal Bond Fund
   OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
Investor Owned Utilities Revenue Bonds (continued)
  Petersburg, Indiana Pollution Control
  Revenue (Indianapolis Power &
  Light Co. Project)
  6.375% 11/1/29 (AMT)                                     $1,000,000 $1,041,690
 West Feliciana Parish, Louisiana
  Pollution Control Revenue
  (Gulf States Utilities Co.
  Project) Series A 7.50% 5/1/15                           1,000,000   1,017,440
                                                                       ---------
                                                                       8,352,486
                                                                       ---------
Miscellaneous Revenue Bonds - 2.26%
 Director State, Nevada Department of
  Business & Industry
  (Las Vegas Monorail Project) 2nd Tier
  7.375% 1/1/40                                              750,000     736,035
 Lowry, Colorado Economic Redevelopment
  Authority Revenue Series A
  (Private Placement) 7.30% 12/1/10                          600,000     628,230
 Westminster, Colorado Shaw Heights
  Special Improvement District
  Series A 7.50% 12/1/07                                     350,000     353,731
                                                                       ---------
                                                                       1,717,996
                                                                       ---------
Municipal Lease Revenue Bonds - 5.46%
 Dauphin County, Pennsylvania
  General Authority
  (Riverfront Office & Parking Project)
  Series A 5.75% 1/1/10                                    1,875,000   1,862,456
 Golden State, California Tobacco
  Securitization Corporation Settlement
  Revenue Series B 5.50% 6/1/43                            1,500,000   1,541,265
 Missouri State Development Finance
  Board Infrastructure Facilities Revenue
  (Branson Landing Project)
  Series A 5.50% 12/1/24                                     720,000     745,769
                                                                       ---------
                                                                       4,149,490
                                                                       ---------
Political Subdivision General Obligation Bonds - 1.49%
 Illinois State Development Finance
  Authority East St. Louis Debt
  Restructure Revenue 7.375% 11/15/11                      1,100,000   1,134,892
                                                                       ---------
                                                                       1,134,892
                                                                       ---------
*Pre-Refunded Bonds - 8.25%
 Bedford Park, Illinois Tax Increment
  Revenue 8.00% 12/1/10-04                                 1,200,000   1,219,596
 Illinois Health Facilities Authority Revenue
  (Midwest Physician Group
  Limited Project) 8.10% 11/15/14-04                         815,000     840,184
 Illinois State Development Finance
  Authority (Harrisburg Medical
  Center Project)
  7.20% 3/1/07-06 to 3/1/08-06                               800,000     830,216
 Mississippi Development Bank
  Special Obligation
  (Madison County Hospital Project)
  6.40% 7/1/29-09                                          1,585,000   1,870,093

                                                        Principal       Market
                                                          Amount        Value
MUNICIPAL BONDS (continued)
*Pre-Refunded Bonds (continued)
 Niles, Illinois Park District Unlimited
  Tax Series A 6.65% 12/1/14-04                        $  860,000     $  871,541
 Pocatello, Idaho Development Authority
  Revenue Allocation Tax Increment
  Series B 7.25% 12/1/08-04                                20,000         20,292
 Volusia County, Florida Industrial
  Development Authority Mortgage
  Revenue (Bishops Glen Retirement
  Health Facilities Project)
  7.50% 11/1/16-06                                        555,000        620,862
                                                                      ----------
                                                                       6,272,784
                                                                      ----------
Recreational Area Revenue Bonds - 1.05%
 Santa Fe, New Mexico Municipal Recreation
  Complex Net Revenue 5.625% 12/1/23                      800,000        796,200
                                                                      ----------
                                                                         796,200
                                                                      ----------
School Revenue Bonds - 1.30%
 District of Columbia Revenue
  (Friendship Public Charter School Project)
  5.25% 6/1/33 (ACA)                                    1,000,000        988,210
                                                                      ----------
                                                                         988,210
                                                                      ----------
Tax Increment/Special Assessment Bonds - 2.36%
 Chicago, Illinois Tax Increment Allocation
  (Chatham Ridge Redevelopment Project)
  5.95% 12/15/12                                          750,000        765,900
 Midtown Miami, Florida Community
  Development Revenue Series B
  6.50% 5/1/37                                          1,000,000      1,029,220
                                                                      ----------
                                                                       1,795,120
                                                                      ----------
TOTAL MUNICIPAL BONDS
 (cost $72,964,333)                                                   73,995,848
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 97.32%
 (cost $72,964,333)                                                   73,995,848
RECEIVABLES AND OTHER ASSETS NET
 OF LIABILITIES - 2.68%                                                2,034,498
                                                                     -----------
NET ASSETS APPLICABLE TO 7,592,888 SHARES
 OUTSTANDING - 100.00%                                               $76,030,346
                                                                     -----------

Net Asset Value - Delaware National High-Yield
 Municipal Bond Fund Class A
 ($56,697,775 / 5,665,974)                                                $10.01
                                                                     -----------
Net Asset Value - Delaware National High-Yield
 Municipal Bond Fund Class B
 ($14,534,420 / 1,449,138 Shares)                                         $10.03
                                                                     -----------
Net Asset Value - Delaware National High-Yield
 Municipal Bond Fund Class C
 ($4,798,151 / 477,776 Shares)                                            $10.04
                                                                     -----------

STATEMENTS                      Delaware National High-Yield Municipal Bond Fund
    OF NET ASSETS (CONTINUED)




COMPONENTS OF NET ASSETS AT AUGUST 31, 2004++:
Shares of beneficial interest
 (unlimited authorization - no par)                                $80,881,299
Distributions in excess of net investment income                        (4,104)
Accumulated net realized loss on investments                        (5,878,364)
Net unrealized appreciation of investments                           1,031,515
                                                                   -----------
Total net assets                                                   $76,030,346
                                                                   -----------

SUMMARY OF ABBREVIATIONS:
ACA - Insured by American Capital Access
AMT - Subject to Alternative Minimum Tax

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+ Non-income producing security. Security is currently in default.

++ See Note 4 in "Notes to Financial Statements" for details on reclassification of components of net assets.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
Net asset value Class A (A)                                               $10.01
Sales charge (4.50% of offering price, or 4.70% of
amount invested per share)                                                  0.47
                                                                     -----------
Offering price (B)                                                        $10.48
                                                                     -----------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                     DELAWARE NATIONAL TAX-FREE FUNDS
  OF OPERATIONS                                Year Ended August 31, 2004

                                                            Delaware           Delaware           Delaware            Delaware
                                                            Tax-Free           Tax-Free         Tax-Free USA     National High-Yield
                                                            USA Fund         Insured Fund     Intermediate Fund  Municipal Bond Fund
INVESTMENT INCOME:
  Interest                                                 $27,589,138        $3,374,782         $4,090,787          $4,832,974
                                                           -----------        ----------         ----------          ----------

EXPENSES:
  Management fees                                            2,714,203           325,100            454,402             443,964
  Distribution expenses -- Class A                           1,034,124           124,739            210,532             150,314
  Distribution expenses -- Class B                             271,595            69,352             40,949             158,575
  Distribution expenses -- Class C                              58,436            17,918            162,634              48,936
  Dividend disbursing and transfer agent fees and expenses     361,551            43,189            141,547              57,301
  Accounting and administration expenses                       184,614            24,328             33,773              30,207
  Legal and professional fees                                   78,760            10,700             15,894              28,010
  Registration fees                                             66,541            38,366             52,096              47,793
  Reports and statements to shareholders                        43,782            10,918             14,624               1,257
  Custodian fees                                                33,627             9,549             14,645               4,059
  Trustees' fees                                                17,199             4,465              5,058               3,528
  Other                                                         14,959             2,830              2,287               3,439
                                                           -----------        ----------         ----------          ----------
                                                             4,879,391           681,454          1,148,441             977,383
  Less expenses absorbed or waived                            (271,974)               --           (129,191)            (14,856)
  Less waived distribution expenses -- Class A                      --                --           (105,266)                 --
  Less expenses paid indirectly                                (29,134)           (8,784)           (14,279)             (3,256)
                                                           -----------        ----------         ----------          ----------
  Total expenses                                             4,578,283           672,670            899,705             959,271
                                                           -----------        ----------         ----------          ----------
NET INVESTMENT INCOME                                       23,010,855         2,702,112          3,191,082           3,873,703
                                                           -----------        ----------         ----------          ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                             375,000           668,371              9,040             156,218
  Net change in unrealized appreciation/depreciation
    of investments                                          12,280,683           763,635          2,261,985           2,120,542
                                                           -----------        ----------         ----------          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS             12,655,683         1,432,006          2,271,025           2,276,760
                                                           -----------        ----------         ----------          ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $35,666,538        $4,134,118         $5,462,107          $6,150,463
                                                           ===========        ==========         ==========          ==========

See accompanying notes

STATEMENTS                                      DELAWARE NATIONAL TAX-FREE FUNDS
  OF CHANGES IN NET ASSETS

                                                                       Delaware Tax-Free               Delaware Tax-Free
                                                                           USA Fund                       Insured Fund

                                                                          Year Ended                       Year Ended
                                                                   8/31/04           8/31/03          8/31/04        8/31/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                          $ 23,010,855      $ 24,470,688     $ 2,702,112    $ 2,895,295
  Net realized gain on investments                                    375,000         7,454,521         668,371        304,202
  Net change in unrealized appreciation/depreciation
    of investments                                                 12,280,683       (12,187,465)        763,635     (1,233,636)
                                                                 ------------      ------------     -----------    -----------
  Net increase in net assets resulting from operations             35,666,538        19,737,744       4,134,118      1,965,861
                                                                 ------------      ------------     -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                       (21,714,746)      (22,879,537)     (2,399,145)    (2,586,809)
    Class B                                                        (1,066,585)       (1,369,010)       (240,793)      (260,356)
    Class C                                                          (229,524)         (227,290)        (62,174)       (48,130)
                                                                 ------------      ------------     -----------    -----------
                                                                  (23,010,855)      (24,475,837)     (2,702,112)    (2,895,295)
                                                                 ------------      ------------     -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                        28,738,384        25,026,196       2,654,253      8,186,170
    Class B                                                         1,047,025         1,727,675         966,911      1,748,052
    Class C                                                         1,144,768           865,681         563,665        506,312

  Net asset value of shares issued upon reinvestment of
    dividends and distributions:
    Class A                                                        11,673,132        12,394,890       1,325,637      1,477,059
    Class B                                                           585,568           725,739         139,876        162,588
    Class C                                                           183,313           177,751          31,760         23,909
                                                                 ------------      ------------     -----------    -----------
                                                                   43,372,190        40,917,932       5,682,102     12,104,090
                                                                 ------------      ------------     -----------    -----------
  Cost of shares repurchased:
    Class A                                                       (56,907,009)      (67,824,944)     (8,473,975)   (11,615,063)
    Class B                                                       (11,044,588)       (8,584,064)     (2,141,982)    (1,848,762)
    Class C                                                        (1,181,389)       (1,452,089)        (75,210)      (546,998)
                                                                 ------------      ------------     -----------    -----------
                                                                  (69,132,986)      (77,861,097)    (10,691,167)   (14,010,823)
                                                                 ------------      ------------     -----------    -----------
Decrease in net assets derived from capital share transactions    (25,760,796)      (36,943,165)     (5,009,065)    (1,906,733)
                                                                 ------------      ------------     -----------    -----------
NET DECREASE IN NET ASSETS                                        (13,105,113)      (41,681,258)     (3,577,059)    (2,836,167)

NET ASSETS:
  Beginning of year                                               497,477,368       539,158,626      66,692,451     69,528,618
                                                                 ------------      ------------     -----------    -----------
  End of year(1)                                                 $484,372,255      $497,477,368     $63,115,392    $66,692,451
                                                                 ============      ============     ===========    ===========
  (1)Distribution in excess of net investment income                 ($12,071)         ($12,071)        ($1,790)       ($1,520)

See accompanying notes

STATEMENTS                                      DELAWARE NATIONAL TAX-FREE FUNDS
  OF CHANGES IN NET ASSETS

                                                                       Delaware Tax-Free          Delaware National High-Yield
                                                                     USA Intermediate Fund            Municipal Bond Fund

                                                                          Year Ended                       Year Ended
                                                                   8/31/04           8/31/03          8/31/04        8/31/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                          $  3,191,082       $ 1,706,249     $ 3,873,703    $ 4,423,744
  Net realized gain (loss) on investments                               9,040           (54,314)        156,218     (1,654,101)
  Net change in unrealized appreciation/depreciation
    of investments                                                  2,261,985          (476,271)      2,120,542       (294,293)
                                                                 ------------       -----------     ----------     -----------
  Net increase in net assets resulting from operations              5,462,107         1,175,664       6,150,463      2,475,350
                                                                 ------------       -----------     ----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                        (2,607,537)       (1,341,628)     (2,992,760)    (3,324,824)
    Class B                                                          (117,263)         (128,415)       (668,880)      (832,210)
    Class C                                                          (466,282)         (236,206)       (206,085)      (274,313)
                                                                 ------------       -----------     ----------     -----------
                                                                   (3,191,082)       (1,706,249)     (3,867,725)    (4,431,347)
                                                                 ------------       -----------     ----------     -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                        48,901,601        35,622,367       7,733,793      5,184,316
    Class B                                                           806,273         2,234,615         690,784        850,254
    Class C                                                        10,526,986         6,248,865         687,623        607,442

  Net asset value of shares issued upon reinvestment of
    dividends and distributions:
    Class A                                                         1,857,428           886,165       1,525,650      1,665,630
    Class B                                                            73,821            76,567         312,081        379,309
    Class C                                                           228,547           130,199         137,511        164,467
                                                                 ------------       -----------     ----------     -----------
                                                                   62,394,656        45,198,778      11,087,442      8,851,418
                                                                 ------------       -----------     ----------     -----------
  Cost of shares repurchased:
    Class A                                                       (26,542,632)      (10,697,739)    (14,093,525)    (9,870,105)
    Class B                                                        (1,814,125)       (1,165,571)     (3,404,857)    (4,329,630)
    Class C                                                        (2,476,487)       (2,995,414)     (1,487,741)    (1,734,418)
                                                                 ------------       -----------     ----------     -----------
                                                                  (30,833,244)      (14,858,724)    (18,986,123)   (15,934,153)
                                                                 ------------       -----------     ----------     -----------
Increase (decrease) in net assets derived from capital
  share transactions                                               31,561,412        30,340,054      (7,898,681)    (7,082,735)
                                                                 ------------       -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS                              33,832,437        29,809,469      (5,615,943)    (9,038,732)

NET ASSETS:
  Beginning of year                                                66,559,401        36,749,932      81,646,289     90,685,021
                                                                 ------------       -----------     ----------     -----------
  End of year(1)                                                 $100,391,838       $66,559,401     $76,030,346    $81,646,289
                                                                 ============       ===========     ===========    ===========
  (1)Distribution in excess of net investment income                       --                --         ($4,104)       ($4,104)

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free USA Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02(2)  8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.170     $11.280      $11.320     $10.830      $10.890

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.538       0.537        0.566       0.582        0.587
Net realized and unrealized gain (loss) on investments          0.290      (0.110)      (0.040)      0.490       (0.060)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.828       0.427        0.526       1.072        0.527
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.538)     (0.537)      (0.566)     (0.582)      (0.587)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.538)     (0.537)      (0.566)     (0.582)      (0.587)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.460     $11.170      $11.280     $11.320      $10.830
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 7.54%       3.84%        4.85%      10.19%        5.11%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $456,192    $460,917     $495,731    $495,597     $421,136
Ratio of expenses to average net assets                         0.87%       0.87%        0.87%       0.88%        0.97%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       0.93%       0.97%        0.98%       0.89%        0.97%
Ratio of net investment income to average net assets            4.72%       4.74%        5.08%       5.29%        5.54%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.66%       4.64%        4.97%       5.28%        5.54%
Portfolio turnover                                                32%         96%          99%        103%          76%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free USA Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02(2)  8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.170     $11.280      $11.320     $10.830      $10.890

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.449       0.449        0.479       0.494        0.502
Net realized and unrealized gain (loss) on investments          0.290      (0.110)      (0.040)      0.490       (0.060)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.739       0.339        0.439       0.984        0.442
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.449)     (0.449)      (0.479)     (0.494)      (0.502)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.449)     (0.449)      (0.479)     (0.494)      (0.502)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.460     $11.170      $11.280     $11.320      $10.830
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 6.71%       3.03%        4.04%       9.32%        4.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $22,396     $31,052      $37,448     $39,317      $26,059
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.68%        1.77%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.71%       1.75%        1.76%       1.69%        1.77%
Ratio of net investment income to average net assets            3.94%       3.96%        4.30%       4.49%        4.74%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.88%       3.86%        4.19%       4.48%        4.74%
Portfolio turnover                                                32%         96%          99%        103%          76%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free USA Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02(2)  8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.170     $11.280      $11.320     $10.830      $10.890

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.449       0.449        0.479       0.494        0.502
Net realized and unrealized gain (loss) on investments          0.290      (0.110)      (0.040)      0.490       (0.060)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.739       0.339        0.439       0.984        0.442
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.449)     (0.449)      (0.479)     (0.494)      (0.502)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.449)     (0.449)      (0.479)     (0.494)      (0.502)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.460     $11.170      $11.280     $11.320      $10.830
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 6.71%       3.03%        4.04%       9.32%        4.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $5,784      $5,508       $5,979      $6,457       $1,851
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.68%        1.77%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.71%       1.75%        1.76%       1.69%        1.77%
Ratio of net investment income to average net assets            3.94%       3.96%        4.30%       4.49%        4.74%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.88%       3.86%        4.19%       4.48%        4.74%
Portfolio turnover                                                32%         96%          99%        103%          76%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Insured Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02     8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.880     $11.020      $10.950     $10.390      $10.360

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.471       0.473        0.487       0.483        0.513
Net realized and unrealized gain (loss) on investments          0.230      (0.140)       0.070       0.560        0.030
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.701       0.333        0.557       1.043        0.543
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.471)     (0.473)      (0.487)     (0.483)      (0.513)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.471)     (0.473)      (0.487)     (0.483)      (0.513)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.110     $10.880      $11.020     $10.950      $10.390
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 6.55%       3.02%        5.27%      10.30%        5.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $54,384     $57,630      $60,365     $62,397      $61,722
Ratio of expenses to average net assets                         0.93%       0.92%        0.92%       1.02%        0.95%
Ratio of net investment income to average net assets            4.26%       4.25%        4.51%       4.58%        5.07%
Portfolio turnover                                                54%        109%         136%        113%         117%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Insured Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02     8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.880     $11.020      $10.950     $10.390      $10.360

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.385       0.386        0.403       0.399        0.432
Net realized and unrealized gain (loss) on investments          0.230      (0.140)       0.070       0.560        0.030
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.615       0.246        0.473       0.959        0.462
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.385)     (0.386)      (0.403)     (0.399)      (0.432)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.385)     (0.386)      (0.403)     (0.399)      (0.432)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.110     $10.880      $11.020     $10.950      $10.390
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 5.72%       2.22%        4.46%       9.43%        4.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $6,728      $7,614       $7,677      $7,506       $4,990
Ratio of expenses to average net assets                         1.71%       1.70%        1.70%       1.82%        1.75%
Ratio of net investment income to average net assets            3.48%       3.47%        3.73%       3.78%        4.27%
Portfolio turnover                                                54%        109%         136%        113%         117%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Insured Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02     8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.880     $11.020      $10.950     $10.390      $10.360

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.385       0.386        0.403       0.399        0.432
Net realized and unrealized gain (loss) on investments          0.230      (0.140)       0.070       0.560        0.030
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.615       0.246        0.473       0.959        0.462
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.385)     (0.386)      (0.403)     (0.399)      (0.432)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.385)     (0.386)      (0.403)     (0.399)      (0.432)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.110     $10.880      $11.020     $10.950      $10.390
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 5.72%       2.22%        4.46%       9.42%        4.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $2,003      $1,448       $1,488      $1,588         $813
Ratio of expenses to average net assets                         1.71%       1.70%        1.70%       1.82%        1.75%
Ratio of net investment income to average net assets            3.48%       3.47%        3.73%       3.78%        4.27%
Portfolio turnover                                                54%        109%         136%        113%         117%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Tax-Free USA Intermediate Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02     8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.010     $11.020      $10.890     $10.360      $10.270

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.419       0.435        0.462       0.480        0.474
Net realized and unrealized gain (loss) on investments          0.380      (0.010)       0.130       0.530        0.090
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.799       0.425        0.592       1.010        0.564
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.419)     (0.435)      (0.462)     (0.480)      (0.474)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.419)     (0.435)      (0.462)     (0.480)      (0.474)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.390     $11.010      $11.020     $10.890      $10.360
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 7.36%       3.89%        5.63%      10.01%        5.69%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $77,448     $51,479      $26,075     $19,471      $20,646
Ratio of expenses to average net assets(2)                      0.80%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets  prior to expense
  limitation and expenses paid indirectly                       1.09%       1.15%        0.94%       1.06%        0.95%
Ratio of net investment income to average net assets            3.70%       3.85%        4.28%       4.55%        4.65%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.41%       3.50%        4.14%       4.29%        4.50%
Portfolio turnover                                                27%        130%         195%        231%         199%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.82%.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Tax-Free USA Intermediate Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02     8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.010     $11.020      $10.890     $10.360      $10.270

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.323       0.340        0.371       0.391        0.388
Net realized and unrealized gain (loss) on investments          0.370      (0.010)       0.130       0.530        0.090
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.693       0.330        0.501       0.921        0.478
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.323)     (0.340)      (0.371)     (0.391)      (0.388)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.323)     (0.340)      (0.371)     (0.391)      (0.388)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.380     $11.010      $11.020     $10.890      $10.360
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 6.36%       3.02%        4.74%       9.08%        4.80%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $3,743      $4,538       $3,384      $2,366       $1,751
Ratio of expenses to average net assets(2)                      1.65%       1.65%        1.65%       1.65%        1.65%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.79%       1.87%        1.79%       1.91%        1.80%
Ratio of net investment income to average net assets            2.85%       3.00%        3.43%       3.70%        3.80%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.71%       2.78%        3.29%       3.44%        3.65%
Portfolio turnover                                                27%        130%         195%        231%         199%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.67%.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Tax-Free USA Intermediate Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02     8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.010     $11.020      $10.890     $10.360      $10.270

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.323       0.340        0.371       0.391        0.388
Net realized and unrealized gain (loss) on investments          0.380      (0.010)       0.130       0.530        0.090
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.703       0.330        0.501       0.921        0.478
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.323)     (0.340)      (0.371)     (0.391)      (0.388)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.323)     (0.340)      (0.371)     (0.391)      (0.388)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.390     $11.010      $11.020     $10.890      $10.360
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(1)                                                 6.45%       3.02%        4.74%       9.08%        4.80%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $19,201     $10,542       $7,291      $3,602       $2,441
Ratio of expenses to average net assets(2)                      1.65%       1.65%        1.65%       1.65%        1.65%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.79%       1.87%        1.79%       1.91%        1.80%
Ratio of net investment income to average net assets            2.85%       3.00%        3.43%       3.70%        3.80%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.71%       2.78%        3.29%       3.44%        3.65%
Portfolio turnover                                                27%        130%         195%        231%         199%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.67%.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware National High-Yield Municipal Bond Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02(2)  8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 9.730      $9.950      $10.240     $ 9.950      $10.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.496       0.522        0.542       0.556        0.564
Net realized and unrealized gain (loss) on investments          0.280      (0.219)      (0.290)      0.293       (0.393)
                                                              -------      ------      -------     -------      -------
Total from investment operations                                0.776       0.303        0.252       0.849        0.171
                                                              -------      ------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.496)     (0.523)      (0.542)     (0.559)      (0.561)
                                                              -------      ------      -------     -------      -------
Total dividends and distributions                              (0.496)     (0.523)      (0.542)     (0.559)      (0.561)
                                                              -------      ------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.010      $9.730      $ 9.950     $10.240      $ 9.950
                                                              =======      ======      =======     =======      =======

TOTAL RETURN(1)                                                 8.13%       3.13%        2.59%       8.81%        1.85%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $56,698     $59,829      $64,259     $76,018      $78,207
Ratio of expenses to average net assets                         1.00%       0.99%        0.96%       0.97%        1.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.02%       1.05%        1.04%       0.97%        1.21%
Ratio of net investment income to average net assets            5.00%       5.30%        5.42%       5.55%        5.71%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.98%       5.24%        5.34%       5.55%        5.50%
Portfolio turnover                                                46%         64%          53%         49%          61%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware National High-Yield Municipal Bond Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02(2)  8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 9.760      $9.980      $10.260     $ 9.980      $10.360

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.421       0.448        0.467       0.480        0.491
Net realized and unrealized gain (loss) on investments          0.270      (0.219)      (0.281)      0.284       (0.384)
                                                              -------      ------      -------     -------      -------
Total from investment operations                                0.691       0.229        0.186       0.764        0.107
                                                              -------      ------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.421)     (0.449)      (0.466)     (0.484)      (0.487)
                                                              -------      ------      -------     -------      -------
Total dividends and distributions                              (0.421)     (0.449)      (0.466)     (0.484)      (0.487)
                                                              -------      ------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.030      $9.760      $ 9.980     $10.260      $ 9.980
                                                              =======      ======      =======     =======      =======

TOTAL RETURN(1)                                                 7.20%       2.36%        1.91%       7.88%        1.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $14,534     $16,499      $20,021     $20,277      $18,374
Ratio of expenses to average net assets                         1.75%       1.74%        1.71%       1.72%        1.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.77%       1.80%        1.79%       1.72%        1.96%
Ratio of net investment income to average net assets            4.25%       4.55%        4.67%       4.80%        4.96%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.23%       4.49%        4.59%       4.80%        4.75%
Portfolio turnover                                                46%         64%          53%         49%          61%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware National High-Yield Municipal Bond Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              8/31/04     8/31/03      8/31/02(2)  8/31/01      8/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 9.770      $9.990      $10.270     $ 9.990      $10.370

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.421       0.448        0.467       0.480        0.492
Net realized and unrealized gain (loss) on investments          0.270      (0.219)      (0.281)      0.284       (0.386)
                                                              -------      ------      -------     -------      -------
Total from investment operations                                0.691       0.229        0.186       0.764        0.106
                                                              -------      ------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.421)     (0.449)      (0.466)     (0.484)      (0.486)
                                                              -------      ------      -------     -------      -------
Total dividends and distributions                              (0.421)     (0.449)      (0.466)     (0.484)      (0.486)
                                                              -------      ------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.040      $9.770      $ 9.990     $10.270      $ 9.990
                                                              =======      ======      =======     =======      =======

TOTAL RETURN(1)                                                 7.19%       2.35%        1.92%       7.98%        1.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $4,798      $5,318       $6,405      $7,187       $8,770
Ratio of expenses to average net assets                         1.75%       1.74%        1.71%       1.72%        1.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.77%       1.80%        1.79%       1.72%        1.96%
Ratio of net investment income to average net assets            4.25%       4.55%        4.67%       4.80%        4.96%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.23%       4.49%        4.59%       4.80%        4.75%
Portfolio turnover                                                46%         64%          53%         49%          61%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
  TO FINANCIAL STATEMENTS                       August 31, 2004


Delaware Group Tax-Free Fund (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers six series:
Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Class B shares of the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware National High-Yield Municipal Bond Fund are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Through December 31, 2003, certain expenses of the Funds were paid through commission arrangements with brokers. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amount of these expenses for the year ended August 31, 2004 were as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
Commission reimbursements        $ 4,007                 $   535                   $    612                    $   662
Earnings credits                  25,127                   8,249                     13,667                      2,594

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
On the first $500 million        0.550%                   0.500%                     0.500%                       0.550%
On the next $500 million         0.500%                   0.475%                     0.475%                       0.500%
On the next $1.5 billion         0.450%                   0.450%                     0.450%                       0.450%
In excess of $2.5 billion        0.425%                   0.425%                     0.425%                       0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below.

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
The operating expense
  limitation as a percentage
  of average daily
  net assets (per annum)          0.65%                    0.75%                      0.65%                        0.75%
Expiration date                10/31/04                 10/31/04                   10/31/04                     10/31/04

Effective November 1, 2004,
  the operating expense
  limitation as a percentage
  of average daily net assets
  (per annum)                     0.62%                    0.67%                      0.60%                        0.65%
Expiration date                10/31/05                 10/31/05                   10/31/05                     10/31/05

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund, and 1.00% of the average daily net assets of the Class B and C shares for all Funds. DDLP has contracted to waive distribution and service fees through October 31, 2005 in order to prevent distribution and service fees of Class A from exceeding 0.15% of the average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

At August 31, 2004, the Funds had liabilities payable to affiliates as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
Investment management fee
  payable to DMC                $74,898                  $26,605                    $21,684                      $40,588
Dividend disbursing,
  transfer agent, accounting
  and administration fees
  and other expenses payable
  to DSC                          4,005                       17                     16,423                        6,755
Other expenses payable to DMC
  and affiliates*                16,699                    7,886                     17,456                       39,177

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including in-house legal services provided to each Fund by DMC employees. For the year ended August 31, 2004, each Fund had costs as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
                                $21,935                   $2,966                     $4,289                       $3,738

For the year ended August 31, 2004, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
                                $28,009                   $8,064                    $17,055                       $7,779

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS
For the year ended August 31, 2004, the Funds made purchases and sales of investment securities as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
Purchases other than
  short-term investments       $155,298,253             $34,569,962                 $56,556,570                $36,418,082
Sales other than
  short-term investments        177,653,463              39,717,787                  22,969,971                 46,439,614

At August 31, 2004, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
Cost of investments            $451,327,156             $58,057,611                 $94,849,762                $72,985,181
                               ------------             -----------                 -----------                -----------
Aggregate unrealized
  appreciation                 $ 31,101,204             $ 3,949,830                 $ 3,539,152                $ 3,022,034
Aggregate unrealized
  depreciation                   (4,176,907)                (11,321)                   (104,733)                (2,011,367)
                               ------------             -----------                 -----------                -----------
Net unrealized
  appreciation                 $ 26,924,297             $ 3,938,509                 $ 3,434,419                $ 1,010,667
                               ============             ===========                 ===========                ===========

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended August 31, 2004 and 2003 was as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
YEAR ENDED 8/31/04
------------------
Tax-exempt income               $23,010,855              $2,702,112                  $3,191,082                 $3,867,725

YEAR ENDED 8/31/03
------------------
Tax-exempt income               $24,475,837              $2,895,295                  $1,706,249                 $4,431,347

As of August 31, 2004, the components of net assets on a tax basis were as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
                                 USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
                             -----------------       -----------------        ---------------------    -----------------------------
Shares of beneficial interest  $468,251,368             $59,183,304                 $97,551,781                $80,881,299
Distributed in excess of
tax-exempt income                   (12,071)                 (1,790)                                                (4,104)
Post-October Losses                      --                      --                      (2,684)                        --
Capital loss carryforwards      (10,791,339)                 (4,631)                   (591,678)                (5,857,516)
Unrealized appreciation of
  investments                    26,924,297               3,938,509                   3,434,419                  1,010,667
                               ------------             -----------                ------------                -----------
Net assets                     $484,372,255             $63,115,392                $100,391,838                $76,030,346
                               ============             ===========                ============                ===========

Post-October losses represent losses realized on investment transactions from November 1, 2003 through August 31, 2004 that in accordance with federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended August 31, 2004, the following permanent reclassifications were recorded. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

                                        Delaware Tax-Free          Delaware National High-Yield
                                          Insured Fund                  Municipal Bond Fund
                                        -----------------          ----------------------------
Undistributed net investment income           $(270)                        $(5,978)
Accumulated realized gain (loss)                 --                           5,978
Paid-in capital                                 270                              --

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2004, which may be carried forward and applied against future capital gains. Such capital loss carryforwards amounts will expire as follows:

                             Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free      Delaware National High-Yield
Year of Expiration               USA Fund               Insured Fund          USA Intermediate Fund        Municipal Bond Fund
------------------           -----------------       -----------------        ---------------------    -----------------------------
     2008                       $10,791,021                  $4,631                    $295,023                $   782,666
     2009                               318                      --                          --                  3,025,716
     2010                                --                      --                          --                     70,671
     2011                                --                      --                     290,864                    997,721
     2012                                --                      --                       5,791                    980,742
                                -----------                  ------                    --------                 ----------
Total                           $10,791,339                  $4,631                    $591,678                 $5,857,516
                                ===========                  ======                    ========                 ==========

For the year ended August 31, 2004, each Fund had capital loss carryforwards that was utilized as follows:

               Delaware Tax-Free                 Delaware Tax-Free
                   USA Fund                        Insured Fund
               -----------------                 -----------------
                   $309,217                          $496,377

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                             Delaware Tax-Free             Delaware Tax-Free
                                                                 USA Fund                    Insured Fund
                                                         -----------------------         ---------------------
                                                                Year Ended                    Year Ended
                                                           8/31/04      8/31/03           8/31/04    8/31/03
Shares sold:
  Class A                                                 2,542,308    2,205,659           240,752     730,539
  Class B                                                    91,678      151,949            86,796     154,828
  Class C                                                   100,047       76,265            51,075      45,229

Shares issued upon reinvestment of dividends
  and distributions:
  Class A                                                 1,022,075    1,096,565           119,786     133,254
  Class B                                                    51,247       64,211            12,642      14,671
  Class C                                                    16,055       15,731             2,871       2,159
                                                         ----------   ----------          --------  ----------
                                                          3,823,410    3,610,380           513,922   1,080,680
                                                         ----------   ----------          --------  ----------
Shares repurchased:
  Class A                                                (5,005,013)  (5,987,662)         (765,235) (1,041,433)
  Class B                                                  (967,610)    (756,095)         (194,050)   (165,843)
  Class C                                                  (104,261)    (128,993)           (6,844)    (49,165)
                                                         ----------   ----------          --------  ----------
                                                         (6,076,884)  (6,872,750)         (966,129) (1,256,441)
                                                         ----------   ----------          --------  ----------
Net decrease                                             (2,253,474)  (3,262,370)         (452,207)   (175,761)
                                                         ==========   ==========          ========  ==========


                                                            Delaware Tax-Free          Delaware National High-Yield
                                                          USA Intermediate Fund             Municipal Bond Fund
                                                         -----------------------       ----------------------------
                                                              Year Ended                        Year Ended
                                                           8/31/04      8/31/03           8/31/04     8/31/03
Shares sold:
  Class A                                                 4,337,621    3,185,915           779,157     526,041
  Class B                                                    71,772      202,146            69,306      86,051
  Class C                                                   929,113      555,499            68,954      61,624

Shares issued upon reinvestment of dividends
  and distributions:
  Class A                                                   164,775       79,702           153,547     169,468
  Class B                                                     6,543        6,901            31,343      38,504
  Class C                                                    20,268       11,740            13,793      16,676
                                                         ----------   ----------        ----------  ----------
                                                          5,530,092    4,041,903         1,116,100     898,364
                                                         ----------   ----------        ----------  ----------
Shares repurchased:
  Class A                                                (2,375,615)    (956,446)       (1,412,735) (1,005,306)
  Class B                                                  (161,693)    (104,005)         (342,565)   (439,234)
  Class C                                                  (220,488)    (271,408)         (149,447)   (175,175)
                                                         ----------   ----------        ----------  ----------
                                                         (2,757,796)  (1,331,859)       (1,904,747) (1,619,715)
                                                         ----------   ----------        ----------  ----------
Net increase (decrease)                                   2,772,296    2,710,044          (788,647)   (721,351)
                                                         ==========   ==========        ==========  ==========

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)


5. CAPITAL SHARES (CONTINUED)
For the years ended August 31, 2004 and 2003, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the prior page and the Statements of Changes in Net Assets.

                                                           Year Ended                                   Year Ended
                                                             8/31/04                                     8/31/03
                                            ---------------------------------------       ------------------------------------
                                             Class B         Class A                       Class B       Class A
                                             shares          shares        Amount          shares        shares       Amount
                                            --------        --------      --------        --------      --------     --------
Delaware Tax-Free USA Fund                   407,411         407,411     $4,651,731        271,987       271,987    $3,117,043
Delaware Tax-Free Insured Fund                42,758          42,758        472,881         29,043        29,043       327,187
Delaware Tax-Free USA Intermediate Fund       20,911          20,911        236,413         30,412        30,412       341,657
Delaware National High-Yield Municipal
  Bond Fund                                      972             975          9,691             --            --            --

6. LINE OF CREDIT
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2004 or at any time during the year.

7. CREDIT AND MARKET RISK
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets. Delaware National High-Yield Municipal Bond Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

8. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended August 31, 2004, each Fund designates distributions paid during the year as follows:

                                                                (A)                (B)
                                                             Long-Term           Ordinary            (C)
                                                            Capital Gains         Income          Tax-Exempt         Total
                                                            Distributions      Distributions     Distributions    Distributions
                                                            (Tax Basis)         (Tax Basis)       (Tax Basis)      (Tax Basis)
                                                           --------------      -------------     -------------    -------------
Delaware Tax-Free USA Fund                                      --                 --                100%             100%
Delaware Tax-Free Insured Fund                                  --                 --                100%             100%
Delaware Tax-Free USA Intermediate Fund                         --                 --                100%             100%
Delaware National High-Yield Municipal Bond Fund                --                 --                100%             100%

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund
Voyageur Mutual Funds - Delaware National High-Yield
Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (collectively, the "Funds"), and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Delaware Group Tax-Free Fund and the Delaware National High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.



                                                  Ernst & Young LLP



Philadelphia, Pennsylvania
October 4, 2004

Delaware Investments Family of Funds
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                  Number of               Other
                                                                             Principal        Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen          Held by
  Address                      Held with          Length of Time               During        by Trustee/Director    Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years        or Officer             of Officer
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   JUDE T. DRISCOLL(2)         Chairman and          4 Years -           Since August 2000,             77               None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                       Trustee since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   WALTER P. BABICH              Trustee              16 Years              Board Chairman -            94               None
   2005 Market Street                                                 Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   JOHN H. DURHAM                Trustee             25 Years(3)           Private Investor             94       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   JOHN A. FRY                   Trustee(4)           3 Years                 President -               77            Director -
 2005 Market Street                                                    Franklin & Marshall College                 Community Health
 Philadelphia, PA                                                        (June 2002 - Present)                         Systems
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  ANTHONY D. KNERR               Trustee              11 Years        Founder/Managing Director -       94               None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

                                                                                                  Number of               Other
                                                                             Principal        Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen          Held by
  Address                      Held with          Length of Time               During        by Trustee/Director    Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years        or Officer             of Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   ANN R. LEVEN                  Trustee              15 Years     Treasurer/Chief Fiscal Officer -      94        Director and
 2005 Market Street                                                     National Gallery of Art                   Audit Committee
 Philadelphia, PA                                                           (1994 - 1999)                       Chairperson - Andy
      19103                                                                                                      Warhol Foundation

   November 1, 1940                                                                                                 Director -
                                                                                                                   Systemax Inc.


   THOMAS F. MADISON             Trustee              10 Years               President/Chief             94         Director -
   2005 Market Street                                                     Executive Officer -                     Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                    Director -
                                                                            and Consulting)                      CenterPoint Energy
  February 25, 1936                                                     (January 1993 - Present)
                                                                                                                    Director -
                                                                                                                Digital River, Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

   JANET L. YEOMANS              Trustee              5 Years           Vice President/Mergers &         94            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive           Executive        Mr. Hastings has served in          94            None(5)
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   RICHELLE S. MAESTRO   Executive Vice President,  Chief Legal      Ms. Maestro has served in           94            None(5)
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   MICHAEL P. BISHOF         Senior Vice President    8 Years          Mr. Bishof has served in          94            None(5)
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but may be used with a prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                       CONTACT INFORMATION
JUDE T. DRISCOLL*                          JOSEPH H. HASTINGS                        INVESTMENT MANAGER
Chairman                                   Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds       Chief Financial Officer                   Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                          INTERNATIONAL AFFILIATE
WALTER P. BABICH                                                                     Delaware International Advisers Ltd.
Board Chairman                             RICHELLE S. MAESTRO                       London, England
Citadel Construction Corporation           Executive Vice President,
King of Prussia, PA                        Chief Legal Officer and Secretary         NATIONAL DISTRIBUTOR
                                           Delaware Investments Family of Funds      Delaware Distributors, L.P.
JOHN H. DURHAM                             Philadelphia, PA                          Philadelphia, PA
Private Investor
Gwynedd Valley, PA                         MICHAEL P. BISHOF                         SHAREHOLDER SERVICING, DIVIDEND
                                           Senior Vice President and Treasurer       DISBURSING AND TRANSFER AGENT
JOHN A. FRY*                               Delaware Investments Family of Funds      Delaware Service Company, Inc.
President                                  Philadelphia, PA                          2005 Market Street
Franklin & Marshall College                                                          Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                     FOR SHAREHOLDERS
ANTHONY D. KNERR                                                                     800 523-1918
Managing Director
Anthony Knerr & Associates                                                           FOR SECURITIES DEALERS AND FINANCIAL
New York, NY                                                                         INSTITUTIONS REPRESENTATIVES ONLY
                                                                                     800 362-7500
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                                WEB SITE
National Gallery of Art                                                              www.delawareinvestments.com
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

*Mr. Driscoll and Mr. Fry are not Trustees of the Delaware National High-Yield
 Municipal Bond Fund.


--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Funds' Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------


(8918)                                                        Printed in the USA
AR-011 [8/04] IVES 10/04                                                   J9810

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans (1)

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $57,600 for the fiscal year ended August 31, 2004.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $50,650 for the fiscal year ended August 31, 2003.

-------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $37,575 for the Registrant's fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the Fund's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Funds.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $39,600 for the Registrant's fiscal year ended August 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the Fund's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Funds.

         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $5,250 for the fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and excise tax returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $3,750 for the fiscal year ended August 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and excise tax returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended August 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended August 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $218,065 and $175,250 for the Registrant's fiscal years ended August 31, 2004 and August 31, 2003, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 10.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.   Exhibits

(a)      (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:  Delaware Group Tax-Free Fund

JUDE T. DRISCOLL
----------------
By: Jude T. Driscoll
----------------------
Title: Chairman
Date:  11/5/04
       -------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
----------------
By: Jude T. Driscoll
----------------------
Title: Chairman
Date:  11/5/04
       -------

JOSEPH H. HASTINGS
------------------
By: Joseph H. Hastings
------------------------------
Title: Chief Financial Officer
Date:  11/5/04
       -------